VANGUARD(R)STRATEGIC EQUITY FUND

SEMIANNUAL REPORT

[PHOTO OF SHIP]

APRIL 30, 2001

[THE VANGAURD GROUP(R) LOGO]


SOME LESSONS FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

** Vanguard Strategic Equity Fund returned 2.3% during the six months ended April 30, 2001.

** Good stock selection enabled the fund to outpace its benchmark, its average peer, and the broad market.

**   Growth and technology stocks continued to tumble.

CONTENTS

 1 Letter from the Chairman
 5 Report from the Adviser
 7 Fund Profile
 8 Glossary of Investment Terms
 9 Performance Summary
10 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

During the six months ended April 30, 2001, the broad stock market tumbled, taken down by hard-hit growth and technology stocks. VANGUARD STRATEGIC EQUITY FUND weathered the tough market to return 2.3%, surpassing both its average peer and its mid-capitalization benchmark index.

     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for your fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell 2800 Index--the benchmark we consider to be the "best fit" for your fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.



TOTAL RETURNS                       SIX MONTHS ENDED
                                      APRIL 30, 2001
----------------------------------------------------
Vanguard Strategic Equity Fund                  2.3%
Average Mid-Cap Core Fund*                     -4.6
Russell 2800 Index**                           -4.1
Wilshire 5000 Index                           -13.1
----------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the 200 largest stocks.


     Our total return is based on a decrease in net asset value from $18.07 per share on October 31, 2000, to $14.97 per share on April 30, 2001. The fund's return reflects a dividend of $0.21 per share paid from net investment income and a distribution of $3.03 per share paid from net realized capital gains.


MARKET BAROMETER                                                 TOTAL RETURNS
                                                  PERIODS ENDED APRIL 30, 2001

                                                  SIX         ONE         FIVE
                                               MONTHS        YEAR       YEARS*
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                  -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)             -13.1       -14.1         13.6
MSCI EAFE Index (International)                  -7.9       -16.1          4.5
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index               4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.8         5.9          5.3
===============================================================================
CPI
Consumer Price Index                              1.7%        3.3%         2.5%
-------------------------------------------------------------------------------
*Annualized.


     As you may know, in early April the Strategic Equity Fund eliminated its 1% redemption fee on shares held less than five years. Shareholder activity in the fund led the board of trustees to conclude that the fee--which had been in place since the fund's inception as a means of discouraging short-term investing--was no longer necessary. We urge shareholders to maintain their long-term approach to investing.

FINANCIAL MARKETS IN REVIEW

U.S.  economic growth slackened  considerably  during the six months ended April
30. Signs of the slowdown were plentiful: Some high-profile companies--many of them technology firms--failed to meet market expectations for earnings. As stock prices fell, companies jammed the brakes on spending and announced tens of thousands of layoffs. Unemployment rose and consumer confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined. But bonds, bolstered by falling interest rates, recorded solid gains.

     Real gross domestic product (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) started a campaign to stimulate the economy, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3 in a rare move between its regularly scheduled meetings. Over the next several months, the FOMC enacted four more rate cuts of 50 basis points each (the latest coming on May 15). GDP growth for the first quarter of 2001 (+1.3%, annualized) was also lackluster.


EARNINGS, OPTIMISM TUMBLE

        CORP EARNINGS      PE RATIO
-----------------------------------
4Q1999           21.1          31.6
1Q2000           22.2          29.9
2Q2000           23.9          28.7
3Q2000           24.7          28.5
4Q2000           19.0          26.0
1Q2001            8.8          23.8
-----------------------------------
Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings
 estimates for the S&P 500 Index.
Source: The Vanguard Group.

     U.S. stocks remained volatile during the six months. Share prices for technology companies, in particular, were highly unstable: In the final two months of 2000, tech stocks continued to plummet from peaks reached in March of that year. They recovered a bit as the new year began, but then sank again on worries about earnings, valuations, and the economic outlook. For the half-year, the tech-dominated Nasdaq Com-posite Index declined -36.9%.

     The broader market followed a similarly bumpy path, but with smaller peaks and valleys. The Standard & Poor's 500 Index, which is dominated by large-cap stocks, had a total return of -12.1% for the half-year, consisting of a 0.5% return from dividend income and a -12.6% price decline. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors: expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/earnings multiple). The chart on the previous page shows that investors have seen a double whammy in recent months--as projections of earnings growth and valuations have fallen simultaneously.

     However, there were pockets of strength in the U.S. stock market. Value stocks--those with below-average prices in relation to such measures as earnings and book value--performed well. Small- and mid-cap value stocks posted double-digit gains, while prices for large-cap value stocks were flat. Growth stocks of all sizes posted double-digit declines. The overall market, as represented by the Wilshire 5000 Index, returned -13.1% during the six months.

     Bonds delivered solid returns during the half-year. Yields of all but the longest-term issues declined, pushing most bond prices higher. The yield of 3-month Treasury bills fell the most--251 basis points--ending the period at 3.88%. The yield of the 10-year note declined 41 basis points to 5.34%. The Lehman Brothers Aggregate Bond Index, a measure of the overall market for taxable bonds, returned 6.2% during the six months.

PERFORMANCE OVERVIEW

During the past six months, the Strategic Equity Fund enjoyed a nice tailwind from the relatively strong performance of market sectors that are heavily represented among mid-cap stocks. Compared with the broad stock market, both the Strategic Equity Fund and the Russell 2800 Index held large stakes in consumer discretionary, financial services, energy, and utilities issues. As large-cap growth and tech stocks collapsed, these "old economy" sectors turned in strong showings.

     The Strategic Equity Fund made the most of this head start with solid stock-picking. While the benchmark's consumer discretionary stocks--retailers, restaurants, and other businesses that vie for the consumer's spare dollars--returned a respectable 4.7%, the fund's selections earned a stunning 24.1%. The fund also distinguished itself with solid picks among producers of durable goods such as industrial machinery.

--------------------------------------------------------------------------------
The Strategic Equity Fund benefited from the relative strength of mid-cap stocks and solid stock selection.
--------------------------------------------------------------------------------

     On the negative side, our selections among financial services stocks were subpar, and our picks in the materials and processing sector fell short of those in the index.

     Overall, however, your fund's quantitative stock-picking model succeeded in identifying more winners than losers. The fund won't always outpace its benchmark--no fund can--but we remain confident that Strategic Equity provides a disciplined means of capturing the essential characteristics of mid-cap stocks, with some opportunity for outperformance.

IN SUMMARY

After years in which the stock market only went up, we've experienced a stark reversal of fortune. Large-cap growth and tech stocks have fallen furthest (after rising fastest), while value stocks and mid- and small-cap stocks have held up better. Bonds, meanwhile, have notched positive returns, providing some shelter from the turbulent stock market.

     If these data yield a lesson, it's the importance of diversification. Your best defense against the financial market's ever-present uncertainties is to hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you've crafted your investment plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

May 15, 2001

REPORT
 FROM THE ADVISER                             VANGUARD QUANTITATIVE EQUITY GROUP

The first half of the 2001 fiscal year proved to be a difficult period for the equity market. The broad market, as measured by the Wilshire 5000 Index, returned -13.1%. Nevertheless, VANGUARD STRATEGIC EQUITY FUND provided a positive total return of 2.3%, significantly outperforming the -4.1% return of its benchmark, the Russell 2800 Index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

The economy softened throughout the six months as businesses reduced spending on capital goods, which they had previously stockpiled. Earnings dropped as sales slowed and companies worked down their inventories.

     The stock market responded negatively to the combination of earnings disappointments and overly optimistic valuation levels. In particular, technology stocks, whose valuations were still quite high, continued their plunge, culminating in a strong sell-off in March.

     The Federal Reserve Board moved aggressively to revive the economy by cutting the discount rate four times from January through April, by a total of 2 percentage points. The economy has yet to respond to this easing, and we probably won't hit the bottom of the economic cycle until the third or fourth calendar quarters of this year.

     Despite the market's pullback over the past year, valuation levels remain high. Nevertheless, the Fed's easy monetary policy establishes a countervailing positive environment for stocks.

OUR SUCCESSES

The Strategic Equity Fund is managed using a series of computer models that select stocks and shape them into a portfolio whose characteristics match the broad universe of mid- and small-capitalization stocks. These models scour all of the stocks in our investment universe, considering various attributes such as valuation levels, growth prospects, and past performance.

     As the market pulled back significantly in the fiscal half-year, not all stocks were treated equally. Value stocks performed well, advancing by 7% to 8% on average, while growth stocks suffered severely. Similarly, our computer models that analyze valuation characteristics identified many good stocks that outperformed the broader market. Our portfolio included enough of these stocks to post a positive return and outpace its comparative standards.

OUR SHORTFALLS

Not surprisingly, our models that measure growth characteristics and past performance were clobbered. Most of the equities favored by these models performed poorly and detracted from the fund's return. Fortunately, in selecting stocks for the portfolio, the valuation models prevailed, enabling the fund to handily outpace the broader universe of mid- and small-cap stocks.

OUR PORTFOLIO POSITION

The phenomenal run of value stocks relative to growth stocks over the past year has meant that most, if not all, of growth stocks' earlier advantage has been wiped out. The fund has benefited significantly from this turnabout, and still has a slight bias toward value stocks, although not to the degree it had at the peak of the technology bubble in March of 2000.

     Consequently, the fund should perform well relative to both the competition and its benchmark if value continues to outperform or if growth and value perform somewhat similarly. However, if growth stocks go on another upward tear, as they did during the latter parts of 1998 and 1999, the fund will probably lag. If the growth bubble continues to deflate, our slight bias toward value stocks will be removed.

George U. Sauter, Managing Director

May 15, 2001

FUND PROFILE                                                AS OF APRIL 30, 2001
 FOR STRATEGIC EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 8.

---------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                   WILSHIRE
                                     FUND      BEST FIT*               5000
---------------------------------------------------------------------------
Number of Stocks                      189          2,597              6,557
Median Market Cap                   $4.1B          $4.9B             $37.0B
Price/Earnings Ratio                15.8x          23.7x              26.9x
Price/Book Ratio                     2.2x           2.7x               3.7x
Yield                                1.0%           1.4%               1.2%
Return on Equity                    13.8%          15.7%              22.7%
Earnings Growth Rate                11.1%          11.4%              15.6%
Foreign Holdings                     0.0%           0.0%               0.0%
Turnover Rate                       96%**             --                 --
Expense Ratio                     0.53%**             --                 --
Cash Investments                     0.1%             --                 --
---------------------------------------------------------------------------


-----------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Apache Corp.                         2.2%
 (oil)
Entergy Corp.                        2.2
 (electric utilities)
Tenet Healthcare Corp.               2.1
 (health care)
KeySpan Corp.                        1.9
 (gas utilities)
Archer-Daniels-Midland Co.           1.9
 (grain processor)
KeyCorp                              1.9
 (banks)
Golden West Financial Corp.          1.9
 (savings & loan)
MGIC Investment Corp.                1.9
 (insurance)
Bear Stearns Co., Inc.               1.7
 (securities brokers & services)
UnitedHealth Group Inc.              1.6
 (health care)
-----------------------------------------
Top Ten                             19.3%
-----------------------------------------


--------------------------------------------------------
VOLATILITY MEASURES
                                                WILSHIRE
                  FUND    BEST FIT*    FUND         5000
--------------------------------------------------------
R-Squared         0.82         1.00    0.74         1.00
Beta              0.87         1.00    0.86         1.00
--------------------------------------------------------


----------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                  WILSHIRE
                             FUND   BEST FIT*         5000
----------------------------------------------------------
Auto & Transportation         3.3%        4.8%        2.1%
Consumer Discretionary       17.4        15.5        13.7
Consumer Staples              1.6         4.1         5.8
Financial Services           20.3        21.9        19.1
Health Care                  12.2        10.6        13.1
Integrated Oils               1.6         1.2         3.6
Other Energy                  5.6         6.8         3.3
Materials & Processing        7.8         6.7         3.0
Producer Durables             7.2         5.9         3.6
Technology                   10.2         9.9        18.0
Utilities                    12.4        10.8         9.1
Other                         0.4         1.8         5.6
----------------------------------------------------------


----------------------
INVESTMENT FOCUS

STYLE            BLEND
MARKET CAP      MEDIUM
----------------------

 *Russell 2800 Index.                                      [PICTURE OF COMPUTER]
 **Annualized.                                                 Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR STRATEGIC EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      AUGUST 14, 1995-APRIL 30, 2001

FISCAL YEAR           STRATEGIC              RUSSELL
                    EQUITY FUND           2800 INDEX

1995                        1.7                  1.4
1996                       23.4                 18.8
1997                       35.8                 28.9
1998                      -10.4                 -0.1
1999                       21.3                 16.6
2000                       18.8                 22.2
2001                        2.3                 -4.1
--------------------------------------------------------------------------------
*Six months ended April 30, 2001.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  APRIL 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
STRATEGIC EQUITY FUND                           SHARES                   (000)
------------------------------------------------------------------------------
COMMON STOCKS (96.4%)(1)
------------------------------------------------------------------------------
AUTO & Transportation (3.1%)
* AMR Corp.                               $    221,200            $      8,430
  PACCAR, Inc.                                 126,500                   6,138
* Northwest Airlines Corp.
    Class A                                    184,179                   4,603
* Lear Corp.                                    72,100                   2,596
* AirTran Holdings, Inc.                       137,000                   1,274
  Overseas Shipholding Group Inc.               26,600                     806
* Frontier Airlines, Inc.                       48,300                     726
* Stoneridge, Inc.                              39,000                     318
                                                                  ------------
                                                                  $     24,891
                                                                  ------------
CONSUMER DISCRETIONARY (16.8%)
  TJX Cos., Inc.                               312,900                   9,803
* Toys R Us, Inc.                              373,100                   9,253
  Whirlpool Corp.                              163,700                   9,130
  R.R. Donnelley & Sons Co.                    327,300                   9,112
  Waste Management, Inc.                       360,400                   8,797
* Extended Stay America, Inc.                  516,100                   8,180
  Liz Claiborne, Inc.                          159,900                   7,861
* R.H. Donnelley Corp.                         234,800                   6,692
* ChoicePoint Inc.                             168,750                   6,261
  Ethan Allen Interiors, Inc.                  175,800                   6,241
* Payless ShoeSource, Inc.                      90,400                   5,763
* Nautica Enterprises, Inc.                    257,400                   4,728
  True North Communications                    115,000                   4,393
  Knight Ridder                                 75,000                   4,061
* Park Place Entertainment                     344,600                   3,832
  Brown Shoe Company, Inc.                     166,000                   3,275
  Bowne & Co., Inc.                            307,500                   3,075
* Valassis Communications, Inc.                 84,750                   2,996
* The Topps Co., Inc.                          300,200                   2,957
* AutoZone Inc.                                 74,600                   2,338
* GTech Holdings Corp.                          71,000                   2,315
* Dollar Thrifty
    Automotive Group, Inc.                     100,800                   2,228
* Brightpoint, Inc.                            511,600                   2,021
* Reebok International Ltd.                     67,500                   1,730
* Rent-A-Center, Inc.                           39,900                   1,444
* Handleman Co.                                127,000                   1,434
  Kellwood Co.                                  65,200                   1,392
* The Neiman Marcus Group, Inc.
    Class A                                     25,000                     812
* Expedia Inc.                                  31,000                     806
  Bush Industries, Inc.                          2,000                      29
                                                                  ------------
                                                                  $    132,959
                                                                  ------------

CONSUMER STAPLES (1.5%)
  Ralston-Ralston Purina Group                 318,500                   9,679
  Universal Corp.                               34,500                   1,335
  Brown-Forman Corp. Class B                    13,500                     821
  The Pepsi Bottling Group, Inc.                 8,000                     320
                                                                  ------------
                                                                  $     12,155
                                                                  ------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                SHARES                   (000)
------------------------------------------------------------------------------
FINANCIAL SERVICES (19.6%)
  KeyCorp                                 $    659,400            $      15,285
  Golden West Financial Corp.                  255,400                  14,992
  MGIC Investment Corp.                        228,600                  14,857
  Bear Stearns Co., Inc.                       272,300                  13,697
  Comerica, Inc.                               223,000                  11,469
  FelCor Lodging Trust, Inc. REIT              337,100                   7,413
  Countrywide Credit
    Industries, Inc.                           145,200                   6,196
  Pacific Century Financial Corp.              256,100                   5,737
  Deluxe Corp.                                 215,100                   5,590
  The PMI Group Inc.                            62,900                   4,044
  Nationwide Financial
    Services, Inc.                              98,300                   4,026
  Reinsurance Group of
    America, Inc.                              117,200                   3,950
  National Data Corp.                          129,000                   3,696
  Corus Bankshares Inc.                         64,100                   3,285
  LandAmerica Financial
    Group, Inc.                                101,800                   3,054
  Regions Financial Corp.                      100,000                   3,045
  Equity Office Properties
    Trust REIT                                 101,363                   2,894
* First Federal Financial Corp.                 93,000                   2,790
  Lehman Brothers Holdings, Inc.                38,000                   2,764
* E*TRADE Group, Inc.                          285,900                   2,687
  Avalonbay Communities,
    Inc. REIT                                   47,200                   2,143
  Simon Property Group,
    Inc. REIT                                   80,300                   2,126
  Archstone Communities
    Trust REIT                                  75,900                   1,957
  Equifax, Inc.                                 58,100                   1,921
  Public Storage, Inc. REIT                     69,500                   1,892
  Highwood Properties, Inc. REIT                70,800                   1,820
  Ventas, Inc. REIT                            196,900                   1,739
  Burnham Pacific Properties,
    Inc. REIT                                  320,900                   1,550
  Interpool, Inc.                               95,400                   1,321
  Golden State Bancorp Inc.                     38,400                   1,144
  Green Point Financial Corp.                   28,800                   1,060
  Provident Bankshares Corp.                    46,342                   1,037
  TCF Financial Corp.                           25,800                     981
* XTRA Corp.                                    12,500                     634
  UnionBanCal Corp.                             19,666                     601
  Harleysville Group, Inc.                      20,600                     556
  Riggs National Corp.                          31,000                     491
  Republic Bancorp, Inc.                        33,400                     443
  Santander BanCorp                             19,700                     374
  Independent Bank Corp.                         7,100                     112
  Midland Co.                                    3,000                     109
* SunGard Data Systems, Inc.                       700                      39
                                                                  ------------
                                                                  $    155,521
                                                                  ------------
HEALTH CARE (11.8%)
* Tenet Healthcare Corp.                       376,800                  16,820
  UnitedHealth Group Inc.                      195,200                  12,782
* IVAX Corp.                                   300,500                  12,035
* Wellpoint Health Networks
    Inc. Class A                               103,400                  10,159
* Genzyme Corp.                                 88,600                   9,655
* Cytyc Corp.                                  371,700                   8,754
* Pharmaceutical Product
    Development, Inc.                          108,700                   6,473
* Varian Medical Systems, Inc.                  54,000                   3,721
* OSI Pharmaceuticals, Inc.                     68,300                   3,507
* Apria Healthcare                             126,300                   3,280
* Watson Pharmaceuticals, Inc.                  38,600                   1,922
* Beverly Enterprises, Inc.                    222,800                   1,626
* Respironics, Inc.                             39,500                   1,254
* Cell Genesys, Inc.                            42,400                     671
* Protein Design Labs, Inc.                      4,800                     308
* Forest Laboratories, Inc.                      4,300                     263
* Regeneron Pharmaceuticals, Inc.                6,000                     186
  Vital Signs, Inc.                                600                      24
                                                                  ------------
                                                                  $     93,440
                                                                  ------------
INTEGRATED OILS (1.5%)
  Amerada Hess Corp.                            92,500                   8,094
  USX-Marathon Group                           107,800                   3,445
  Occidental Petroleum Corp.                    19,500                     587
* Tesoro Petroleum Corp.                        10,700                     159
                                                                  ------------
                                                                  $     12,285
                                                                  ------------
OTHER ENERGY (5.4%)
  Apache Corp.                                 279,100                  17,851
  Noble Affiliates, Inc.                       247,600                  10,763
  Sunoco, Inc.                                 143,300                   5,448
  Tosco Corp.                                   98,400                   4,531
* Seitel, Inc.                                 105,700                   2,062
* Clayton Williams Energy, Inc.                 78,900                   1,527
  Cross Timbers Oil Co.                         33,300                     904
                                                                  ------------
                                                                  $     43,086
                                                                  ------------
MATERIALS & Processing (7.5%)
  Archer-Daniels-Midland Co.                 1,290,660                  15,372
  Westvaco Corp.                               232,700                   6,139
  PPG Industries, Inc.                         112,000                   5,953
  Praxair, Inc.                                113,600                   5,377
* Security Capital Group Inc.
    Class B                                    233,400                   4,831
  Engelhard Corp.                              129,000                   3,317
  Olin Corp.                                   140,700                   2,666
  Bowater Inc.                                  54,000                   2,619

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
STRATEGIC EQUITY FUND                           SHARES                   (000)
------------------------------------------------------------------------------
  Allegheny Technologies Inc.             $    137,300            $      2,504
* Cytec Industries, Inc.                        62,100                   2,031
  Penn Engineering &
    Manufacturing Corp.                         49,200                   1,864
  Centex Construction
    Products, Inc.                              63,500                   1,814
  Boise Cascade Corp.                           36,600                   1,280
* Agribrands International, Inc.                22,900                   1,247
  Eastman Chemical Co.                          20,500                   1,091
  Southern Peru Copper Corp.                    61,200                     857
* W.R. Grace & Co.                             107,600                     176
* SPS Technologies, Inc.                         2,100                     102
* Buckeye Technology, Inc.                       8,400                     102
  Stepan Co.                                     1,700                      40
                                                                  ------------
                                                                  $     59,382
                                                                  ------------
PRODUCER DURABLES (7.0%)
  Pitney Bowes, Inc.                           282,600                  10,759
  Stewart & Stevenson
    Services, Inc.                             447,700                  10,006
  The BFGoodrich Co.                           229,900                   9,058
  Woodward Governor Co.                        107,900                   7,069
* LAM Research Corp.                           185,100                   5,479
  Northrop Grumman Corp.                        58,400                   5,271
  York International Corp.                     100,600                   3,039
  HON Industries, Inc.                          82,800                   2,067
* Cable Design Technologies                     90,300                   1,342
* Tektronix, Inc.                               38,400                     929
  Actuant Corp.                                 16,280                     248
                                                                  ------------
                                                                  $     55,267
                                                                  ------------
TECHNOLOGY (9.9%)
* NCR Corp.                                    266,600                  12,533
  AVX Corp.                                    422,700                   7,837
* PeopleSoft, Inc.                             193,700                   7,175
* ESS Technology, Inc.                         893,538                   6,156
* Cabletron Systems, Inc.                      353,100                   5,537
* National Semiconductor Corp.                 162,900                   4,692
* Intuit, Inc.                                 142,700                   4,572
* Quantum Corp.-DLT &
    Storage Systems                            357,300                   4,073
* Symantec Corp.                                62,800                   4,070
* General Semiconductor, Inc.                  330,400                   3,813
* International Rectifier Corp.                 61,200                   3,397
* Cognizant Technology
    Solutions Corp.                             70,600                   2,985
  Scientific-Atlanta, Inc.                      35,400                   2,044
* Microsemi Corp.                               44,100                   1,692
* Adaptec, Inc.                                139,200                   1,565
* Interwoven, Inc.                              87,000                   1,274
* Integrated Device
    Technology Inc.                             26,400                   1,034
* Silicon Storage Technology, Inc.              97,000                     964
* Sensormatic Electronics Corp.                 62,300                     903
* Avant! Corp.                                  40,900                     797
  Raytheon Co. Class B                          21,000                     620
* Sanmina Corp.                                 11,300                     329
* Captaris Inc.                                 44,200                      93
* CACI International, Inc.                         900                      30
                                                                  ------------
                                                                  $     78,185
                                                                  ------------
UTILITIES (11.9%)
  Entergy Corp.                                424,000                  17,172
  KeySpan Corp.                                387,500                  15,384
  PPL Corp.                                    172,600                   9,493
  Reliant Energy, Inc.                         152,100                   7,537
  ONEOK, Inc.                                  131,800                   5,696
  Western Resources, Inc.                      212,100                   5,254
  AGL Resources Inc.                           203,600                   4,652
  Telephone & Data Systems, Inc.                38,100                   4,000
  Conectiv, Inc.                               167,600                   3,737
  Edison International                         377,100                   3,714
* Price Communications Corp.                   201,285                   3,627
  CenturyTel, Inc.                             124,000                   3,370
  FirstEnergy Corp.                             88,000                   2,666
* Time Warner Telecom Inc.                      48,300                   2,446
  Public Service Co.
    of New Mexico                               67,500                   2,439
  DTE Energy Co.                                55,400                   2,322
  UGI Corp. Holding Co.                         32,800                     868
* Southwestern Energy Co.                       25,000                     329
                                                                  ------------
                                                                  $     94,706
                                                                  ------------
OTHER (0.4%)
  Johnson Controls, Inc.                        37,100                   2,686
  Lennox International Inc.                     84,000                     897
                                                                  ------------
                                                                  $      3,583
                                                                  ------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $680,446)                                               $    765,460
------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)(1)
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 4.18%, 7/26/2001                      $      2,000            $      1,981
Repurchase Agreement
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.57%, 5/1/2001                             26,448                  26,448
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $28,428)                                                $     28,429
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (COST $708,874)                                               $    793,889
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
Other Assets--Note B                                              $      1,619
Liabilities                                                             (1,944)
                                                                  -------------
                                                                          (325)
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 53,002,671 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $    793,564
===============================================================================
NET ASSET VALUE PER SHARE                                         $      14.97
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represented 99.9% and 0.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

                                                            AMOUNT         PER
                                                             (000)       SHARE
------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                                       $    751,345   $   14.17
Undistributed Net
  Investment Income                                          1,041         .02
Accumulated Net
  Realized Losses                                          (45,283)       (.85)
Unrealized Appreciation--Note E
  Investment Securities                                     85,015        1.60
  Futures Contracts                                          1,446         .03
-------------------------------------------------------------------------------
NET ASSETS                                            $    793,564   $   14.97
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.


                                                         STRATEGIC EQUITY FUND
                                               SIX MONTHS ENDED APRIL 30, 2001
                                                                         (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                        $      5,266
 Interest                                                                  693
 Security Lending                                                           42
-------------------------------------------------------------------------------
   Total Income                                                   $      6,001
-------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services 262
 Management and Administrative 1,600
 Marketing and Distribution 40
Custodian Fees 12
Auditing Fees 5
Shareholders' Reports 25
Trustees' Fees and Expenses 1
-------------------------------------------------------------------------------
   Total Expenses                                                        1,945
   Expenses Paid Indirectly--Note C                                         (9)
-------------------------------------------------------------------------------
   Net Expenses                                                   $      1,936
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             $      4,065
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                            (39,654)
 Futures Contracts                                                      (6,814)
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                          $    (46,468)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  57,883
 Futures Contracts                                                       2,775
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                  $     60,658
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $     18,255
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------
                                                  STRATEGIC EQUITY FUND
                                        ------------------------------------
                                        SIX MONTHS                      YEAR
                                             ENDED                     ENDED
                                     APR. 30, 2001             OCT. 31, 2000
                                             (000)                     (000)
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                      4,065                    8,657
  Realized Net Gain (Loss)                 (46,468)                 137,873
  Change in Unrealized Appreciation
     (Depreciation)                         60,658                  (36,458)
----------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations              18,255                  110,072
----------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                     (8,703)                  (5,748)
  Realized Capital Gain                   (125,568)                 (13,293)
----------------------------------------------------------------------------
   Total Distributions                    (134,271)                 (19,041)
----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                    79,169                  178,405
  Issued in Lieu of Cash Distributions     130,061                   18,312
  Redeemed*                                (45,385)                (102,746)
----------------------------------------------------------------------------
   Net Increase (Decrease) from
     Capital Share Transactions            163,845                   93,971
----------------------------------------------------------------------------
  Total Increase (Decrease)                 47,829                  185,002
----------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                      745,735                  560,733
----------------------------------------------------------------------------
  End of Period                          $ 793,564                $ 745,735
============================================================================

1Shares Issued (Redeemed)
  Issued                                     5,343                   10,659
  Issued in Lieu of Cash Distributions       9,445                    1,169
  Redeemed                                  (3,060)                  (6,201)
----------------------------------------------------------------------------
   Net Increase (Decrease) in Shares
      Outstanding                           11,728                    5,627
============================================================================
*Net of redemption fees of $173,000 and $689,000, respectively.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------
                                                                                STRATEGIC EQUITY FUND
                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED   ---------------------------------------------------
THROUGHOUT EACH PERIOD                    APRIL 30, 2001      2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  18.07  $  15.73   $  13.11   $  15.89   $  12.53   $  10.23
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .09       .21        .15        .13        .15        .18
  Net Realized and Unrealized Gain (Loss)
     on Investments                                  .05      2.66       2.62     (1.69)       4.10       2.20
--------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                .14      2.87       2.77     (1.56)       4.25       2.38
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.21)     (.16)      (.15)      (.14)      (.18)      (.08)
  Distributions from Realized Capital Gains       (3.03)     (.37)         --     (1.08)      (.71)         --
--------------------------------------------------------------------------------------------------------------
     Total Distributions                          (3.24)     (.53)      (.15)     (1.22)      (.89)      (.08)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  14.97  $  18.07   $  15.73   $  13.11   $  15.89   $  12.53
==============================================================================================================

TOTAL RETURN*                                      2.34%    18.76%     21.30%    -10.41%     35.83%     23.40%
==============================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)          $    794  $    746   $    561   $    479   $    444   $    133
  Ratio of Total Expenses to
     Average Net Assets                          0.53%**     0.49%      0.46%      0.43%      0.40%      0.38%
  Ratio of Net Investment Income to
     Average Net Assets                          1.11%**     1.31%      1.00%      0.93%      1.28%      1.78%
  Portfolio Turnover Rate                          96%**       83%        51%        71%        85%       106%
==============================================================================================================

 *Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $146,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.15% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2001, custodian fee offset arrangements reduced expenses by $9,000.

D. During the six months ended April 30, 2001, the fund purchased $423,608,000 of investment securities and sold $349,137,000 of investment securities, other than temporary cash investments.

E. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $85,015,000, consisting of unrealized gains of $135,018,000 on securities that had risen in value since their purchase and $50,003,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2001, the aggregate settlement value of open futures contracts expiring through June 2001 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                                                       AGGREGATE
                                     NUMBER OF      SETTLEMENT        UNREALIZED
FUTURES CONTRACTS               LONG CONTRACTS           VALUE      APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                               84       $  26,340           $ 1,414
S&P MidCap 400 Index                         4           1,025                32
--------------------------------------------------------------------------------

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
   Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-;1996.

[PHOTO OF SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1142 062001

VANGUARD(R)CAPITAL OPPORTUNITY FUND

SEMIANNUAL REPORT

[PHOTO OF SHIP]

APRIL 30, 2001

[THE VANGAURD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Capital Opportunity Fund posted a fiscal half-year return of -7.1%, an unwelcome result but one that was well above those of its average peer, its benchmark index, and the overall stock market.

* Growth stocks, particularly in the technology sector, continued to plummet, bringing down broad market indexes.

** Ourinvestment adviser--whose stock selections were based on reasonable valuations--avoided the most speculative issues, which helped the fund to outperform its benchmarks.

CONTENTS

 1 Letter from the Chairman
 5 Report from the Adviser
 8 Fund Profile
 9 Glossary of Investment Terms
10 Performance Summary
11 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

The overall stock market slumped badly during the six months ended April 30, 2001. In this difficult environment, vanguard capital opportunity fund posted a -7.1% return. While disappointing in absolute terms, your fund's return was well above those of its average peer and other comparative measures.

     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for the fund, its average peer, and two unmanaged indexes: the Standard & Poor's MidCap 400/BARRA Growth Index--the benchmark we consider to be a representative "best fit" for the types of stocks in which your fund invests--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.


TOTAL RETURNS                                SIX MONTHS ENDED
                                               APRIL 30, 2001
-------------------------------------------------------------
Vanguard Capital Opportunity Fund                       -7.1%
Average Multi-Cap Growth Fund*                         -26.9
S&P MidCap 400/BARRA Growth Index                      -16.2
Wilshire 5000 Index                                    -13.1
-------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The fund's return is based on a decrease in net asset value from $30.16 per share on October 31, 2000, to $25.92 per share on April 30, 2001, and is adjusted for a dividend of $0.16 per share paid from net investment income and a distribution of $1.92 per share paid from net realized capital gains.


MARKET BAROMETER                                                TOTAL RETURNS
                                                 PERIODS ENDED APRIL 30, 2001

                                                 SIX         ONE         FIVE
                                              MONTHS        YEAR       YEARS*
-----------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                    -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)           -13.1       -14.1         13.6
MSCI EAFE Index (International)                -7.9       -16.1          4.5
-----------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index             4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      2.8         5.9          5.3
-----------------------------------------------------------------------------
CPI
Consumer Price Index                            1.7%        3.3%         2.5%
-----------------------------------------------------------------------------
*Annualized.

FINANCIAL MARKETS IN REVIEW

U.S. economic growth slackened during the six months ended April 30. Signs of the slowdown were plentiful: Some high-profile companies--many of them technology firms--failed to meet market expectations for earnings. As stock prices fell, companies jammed the brakes on spending and announced tens of thousands of layoffs. Unemployment rose and consumer confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined. But bonds, bolstered by falling interest rates, recorded solid gains.

     Real gross domestic product (GDP), which tracks the inflation- adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) started a campaign to stimulate the economy, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3 in a rare move between its regularly scheduled meetings. Through mid-May, the FOMC enacted four more rate cuts of 50 basis points each. GDP growth for the first quarter of 2001 (+1.3%, annualized) also was lackluster.

     U.S. stocks remained volatile during the six months. Share prices for technology companies, in particular, were highly unstable: In the final two months of 2000, tech stocks continued to plummet from peaks reached in March of that year. They recovered a bit as the new year began, but then sank again on worries about earnings, valuations, and the economic outlook. For the full half-year, the tech-dominated Nasdaq Composite Index declined -36.9%.


EARNINGS, OPTIMISM TUMBLE

                 CORP EARNINGS      PE RATIO
--------------------------------------------
4Q1999                    21.1          31.6
1Q2000                    22.2          29.9
2Q2000                    23.9          28.7
3Q2000                    24.7          28.5
4Q2000                    19.0          26.0
1Q2001                     8.8          23.8
--------------------------------------------
Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings estimates for the S&P 500 Index.
Source: The Vanguard Group.

     The broader market followed a similarly bumpy path, but with smaller peaks and valleys. The S&P 500 Index, which is dominated by large-capitalization stocks, had a total return of -12.1% for the half-year, consisting of a 0.5% return from dividend income and a -12.6% price decline. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors:expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/earnings multiple). The chart at left shows that investors have seen a double whammy in recent months--as valuations and projections of earnings growth have fallen simultaneously.

     However, there were pockets of strength in the U.S. stock market. Value stocks--those with below-average prices in relation to such measures as earnings and book value--performed well. Small- and mid-cap value stocks posted double-digit gains, while prices for large-cap value stocks were flat. In contrast, growth stocks of all sizes posted double-digit declines.

PERFORMANCE OVERVIEW

In absolute terms, the Capital Opportunity Fund's six-month return of -7.1% was disappointing and in stark contrast to the double-digit gains in each of the three previous years, including a 60.4% return in fiscal 2000. In relative terms, however, your fund did quite well. Its return was not only several percentage points higher than those of the broad market and benchmark index, but almost 20 percentage points better than the return of its average mutual fund competitor.

--------------------------------------------------------------------------------
Your fund's return was almost 20 percentage points higher than the return of its average peer.
--------------------------------------------------------------------------------

     The investment adviser's stock selection made the difference. Relative to the S&P MidCap 400/ BARRA Growth Index, PRIMECAP Management Company added the most value in the technology, health care, transportation, producer durables, and financial services sectors. For example, the fund's health care stocks returned about 1%, compared with a -16% return for the same sector in the index.

     On the negative side, the fund had on average only about 3% of its assets in energy-related companies, compared with an 8% weighting in the index. These stocks surged with rising energy prices and company profits.

--------------------------------------------------------------------------------
The investment adviser's stock selection made the difference.
--------------------------------------------------------------------------------

     For  further   details  on  the  fund's   performance  and  its  individual
securities, please see the Report from the Adviser, which begins on page 5.

IN SUMMARY

     The bull market of the 1990s lulled many investors into thinking that stocks--and tech stocks in particular--only go up. Fortunately, shareholders in the Capital Opportunity Fund escaped much of the bloodbath that followed as investors became reacquainted with the risks inherent in these stocks. Now, with a market that has been in the doldrums for more than a year, some investors may tend to err on the side of caution and conclude that stocks are too risky.

     But emotion--whether ebullience in rising markets or despair in falling ones--is rarely the investor's friend. And reacting to market movements is no substitute for a plan focused on asset allocation--a relatively fixed mix of stocks, bonds, and money market funds suited to your goals, time horizon, and risk tolerance. Once you have such a balanced investment plan in place, the trick is to stay the course and resist the temptation to change your plan as the markets fluctuate. Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

May 16, 2001

REPORT
 FROM THE ADVISER                                    PRIMECAP MANAGEMENT COMPANY

For the fiscal half-year ended April 30, 2001, VANGUARD CAPITAL OPPORTUNITY FUND produced a total return of -7.1%, versus -16.2% for the S&P MidCap 400/BARRA
Growth Index and -26.9% for the average multi-cap growth fund. This is a disappointing result to report, particularly compared with the outstanding--but unsustainable--annualized return of 41.2% posted by the fund since we began to advise it in February 1998. Our only consolation is that we significantly outpaced our competitive benchmarks during the six months.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

The investment environment turned hostile during the period, especially for technology stocks, which declined -36.4%. The magnitude and abruptness of sales and earnings shortfalls among technology companies were unprecedented. These downturns were exacerbated by excess inventory at every stage of production, from raw materials to finished goods. Companies reacted quickly, slashing budgets and announcing aggressive layoffs. As the industry works through its inventory correction, we will better understand the true level of final demand.

     Supported by the accommodative moves of the Federal Reserve Board, the broader economy thus far has demonstrated remarkable resilience, posting surprisingly strong growth of 1.3% in the first three months of 2001. This growth came in the face of the tech companies' difficulties, in addition to spiking gasoline prices and higher utility bills. Consumer spending, as reflected in strong automobile sales and modest retail sales growth, appears reasonably healthy. However, mounting layoffs and escalating debt could cause consumer sentiment and spending patterns to change swiftly.

OUR SUCCESSES

Compared with the S&P MidCap 400/BARRA Growth Index, our margin of advantage was a result of excellent stock selection in the producer durables, technology, health care, and transportation sectors. Our relatively heavy weighting in the transportation sector also boosted performance.


     Within the index, the producer durables and technology sectors plummeted -26.5% and -36.4%, respectively. The fund's holdings in these sectors, together representing an average of about 40% of assets, declined a less severe -7.7% and -24.3%, respectively. Thomas & Betts and Millipore--our two largest holdings in the producer durables area--gained 41.5% and 9.7%, respectively.

     Although no group within the tech sector escaped investors' wrath, we largely avoided the areas of greatest carnage, such as the pure dot-com companies. Two of the fund's largest holdings, Sabre Holdings (+49.1%) and Micron Technology (+30.6%), performed very well during the six months.

     The fund's health care selections fared well in relative terms, eking out a marginally positive return. In contrast, the index's health care stocks returned about -16%. Our success in the sector spanned the three major areas of commitment for the fund--biotechnology, medical device manufacturers, and traditional pharmaceutical companies. Among our biotech holdings, BioChem Pharma rose 27.9%, ICOS gained 12.1%, and Chiron gained 10.9%. Among medical device manufacturers, Biomet advanced 18.1%. Novartis, a traditional pharmaceutical company, gained about 5%.

     Our substantial overweighting of the transportation sector (14% of assets on average for the fund, versus less than 2% for the S&P MidCap 400/BARRA Growth Index) benefited our results. The transportation stocks within the index declined -6.8% for the six months. The fund's selections outpaced those of the index, gaining 3.5%. Atlantic Coast Airlines Holdings (+35.4%), Union Pacific (+22.3%), and AMR (+16.4%) were the big winners.

OUR SHORTFALLS

During the period, the fund was underrepresented in the two best-performing sectors--consumer staples and "other energy." Although the two sectors combined accounted, on average, for less than 9% of the index, they surged 21.7% and 19.4%, respectively. The fund's commitment to these sectors was less than half the market weighting. Also, the performance of the fund's holdings trailed those of the index sectors.

OUR PORTFOLIO POSITION

We made few changes in the portfolio's overall structure during the fiscal first half, primarily because of the unsettled near-term investment environment. The precipitous decline in the value of tech stocks and of the Nasdaq Composite Index suggests that we may be on the verge of a unique opportunity to buy technology stocks at prices dramatically lower than we've seen in several years. However, based on historical valuation metrics, stocks do not appear to offer compelling value.

     Our view of the broader economy is similarly mixed. Despite pervasive fears of a recession and a confluence of economic shocks, the U.S. economy continues to exhibit moderate growth. Recently, claims for unemployment benefits reached their highest level since 1992. Unemployment claims typically are a lagging indicator of economic activity, and the rise in claims seems to suggest that the economy has passed the point of greatest vulnerability. However, we are concerned that consumer spending and the overall economy could still slow further.

     Owing to these uncertainties, Capital Opportunity's composition today--and for the past year as well--is considerably more balanced than it was in the previous two years. Except for our stake in transportation, our commitment to any given sector is much less aggressive (relative to the index) than it was two years ago. We remain overweighted among technology and producer durables stocks, but not uncomfortably so. And although we have considerably more relative exposure to such defensive sectors as health care, consumer discretionary, energy, and utilities than previously, we are underweighted in each of these sectors, with the exception of utilities.

Theo A. Kolokotrones                              Howard B. Schow
Portfolio Manager                                 Portfolio Manager
                          Joel P. Fried
                          Portfolio Manager

May 11, 2001

FUND PROFILE                                                AS OF APRIL 30, 2001
 FOR CAPITAL OPPORTUNITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a representative "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                           WILSHIRE
                              FUND         BEST FIT*           5000
-------------------------------------------------------------------
Number of Stocks               127               149          6,557
Median Market Cap            $6.6B             $2.2B         $37.0B
Price/Earnings Ratio         27.6x             32.5x          26.9x
Price/Book Ratio              2.6x              5.5x           3.7x
Yield                         0.3%              0.4%           1.2%
Return on Equity             13.7%             18.6%          22.7%
Earnings Growth Rate         12.0%             14.3%          15.6%
Foreign Holdings              1.5%              0.0%           0.0%
Turnover Rate                27%**                --             --
Expense Ratio              0.62%**                --             --
Cash Investments              8.3%                --             --
-------------------------------------------------------------------

------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pharmacia Corp.                       5.8%
  (pharmaceuticals)
Micron Technology, Inc.               4.7
  (electronics)
Sabre Holdings Corp.                  4.5
  (software)
General Motors Corp. Class H          4.2
  (telecommunications)
AMR Corp.                             3.2
  (air transportation)
Delta Air Lines, Inc.                 2.9
  (air transportation)
Compaq Computer Corp.                 2.9
  (computer technology)
FedEx Corp.                           2.6
  (air transportation)
Millipore Corp.                       2.2
  (manufacturing)
Thomas & Betts Corp.                  1.9
  (electronics)
------------------------------------------
Top Ten                              34.9%
------------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES
                                                   WILSHIRE
                      FUND    BEST FIT*     FUND       5000
-----------------------------------------------------------
R-Squared             0.74         1.00     0.70       1.00
Beta                  0.77         1.00     1.14       1.00
-----------------------------------------------------------


---------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                                   WILSHIRE
                                     FUND         BEST FIT*            5000
---------------------------------------------------------------------------
Auto & Transportation                15.1%              2.1%           2.1%
Consumer Discretionary               13.4              19.1           13.7
Consumer Staples                      0.0               2.1            5.8
Financial Services                    5.1              16.3           19.1
Health Care                          12.9              21.2           13.1
Integrated Oils                       1.3               0.0            3.6
Other Energy                          4.8               6.8            3.3
Materials & Processing                2.1               3.3            3.0
Producer Durables                     7.8               5.6            3.6
Technology                           34.9              19.6           18.0
Utilities                             2.6               2.0            9.1
Other                                 0.0               1.9            5.6
---------------------------------------------------------------------------

------------------------
INVESTMENT FOCUS

STYLE              BLEND
MARKET CAP        MEDIUM
------------------------
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.
*S&P MidCap 400/BARRA Growth Index.
**Annualized.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR CAPITAL OPPORTUNITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      AUGUST 14, 1995-APRIL 30, 2001

FISCAL YEAR         CAPITAL                      S&P MidCap
                Opportunity                400/BARRA Growth

1995                   -3.2                            -2.9
1996                   11.7                            15.9
1997                   -3.0                            33.2
1998                   10.0                             6.7
1999                   81.7                            40.4
2000                   60.4                            43.0
2001*                  -7.1                           -16.2
--------------------------------------------------------------------------------
*Six months ended April 30, 2001.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
  APRIL 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
CAPITAL OPPORTUNITY FUND                        SHARES                   (000)
------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
------------------------------------------------------------------------------
AUTO & TRANSPORTATION (13.9%)
*   AMR Corp.                            $   4,418,000          $      168,370
    Delta Air Lines, Inc.                    3,395,000                 149,482
*   FedEx Corp.                              3,169,300                 133,332
*(1)Atlantic Coast Airlines
      Holdings Inc.                          3,200,000                  77,440
    Union Pacific Corp.                      1,080,000                  61,441
    UAL Corp.                                1,430,000                  50,794
*(1)America West Holdings Corp.
      Class B                                3,475,000                  35,480
*(1)Midwest Express Holdings, Inc.           1,073,000                  16,621
*   American Axle &
      Manufacturing Holdings, Inc.           1,175,000                  15,392
*(1)  Strattec Security Corp.                  220,000                   7,040
    United Parcel Service, Inc.                 60,000                   3,447
                                                                --------------
                                                                $      718,839
                                                                --------------
CONSUMER DISCRETIONARY (12.3%)
*(1)Tommy Hilfiger Corp.                     5,754,800                  69,403
    Eastman Kodak Co.                        1,470,000                  63,945
*   Best Buy Co., Inc.                       1,131,000                  62,262
    RadioShack Corp.                         1,880,000                  57,584
*   Linens 'n Things, Inc.                   1,900,000                  51,319
    Harcourt General, Inc.                     840,000                  46,049
*   Robert Half International, Inc.          1,600,000                  44,480
    Lowe's Cos., Inc.                          703,800                  44,339
    TJX Cos., Inc.                           1,413,700                  44,291
*(1)The Dress Barn, Inc.                     1,050,000                  25,410
*   Tetra Tech, Inc.                           897,500                  21,917
    Mattel, Inc.                             1,000,000                  16,150
*   USA Networks, Inc.                         503,000                  12,600
*   Edison Schools Inc.                        650,000                  12,532
*   Polo Ralph Lauren Corp.                    443,300                  11,526
*   Metro-Goldwyn-Mayer Inc.                   500,000                  10,215
*   Abercrombie & Fitch Co.                    300,000                   9,990
*(1)REX Stores Corp.                           500,000                   9,315
    Tiffany & Co.                              170,800                   5,537
*   Fox Entertainment Group, Inc.
      Class A                                  200,000                   4,590
    Houghton Mifflin Co.                       100,000                   4,551
    International Flavors &
      Fragrances, Inc.                         175,000                   4,326
    Manpower Inc.                              125,000                   4,044
*   The Neiman Marcus Group, Inc.
      Class B                                   36,190                   1,083
    Royal Caribbean Cruises, Ltd.               22,500                     459
                                                                --------------
                                                                $      637,917
                                                                --------------
FINANCIAL SERVICES (4.7%)
    MBIA, Inc.                               1,762,500                  84,336
    Wells Fargo & Co.                        1,000,000                  46,970
    HCC Insurance Holdings, Inc.             1,400,000                  39,480
    Washington Mutual, Inc.                    760,000                  37,947

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
CAPITAL OPPORTUNITY FUND                        SHARES                   (000)
------------------------------------------------------------------------------
    Bank One Corp.                       $     400,000          $       15,108
    Horace Mann Educators Corp.                300,000                   5,088
    W.R. Berkley Corp.                         110,000                   4,457
    Zenith National Insurance Corp.            150,000                   3,956
    UMB Financial Corp.                         66,000                   2,439
*   Portal Software, Inc.                      155,000                   1,364
                                                                --------------
                                                                $      241,145
                                                                --------------
HEALTH CARE (11.9%)
    Pharmacia Corp.                          5,729,800                 299,439
*   ICOS Corp.                               1,399,000                  80,596
    Novartis AG ADR                          1,720,000                  67,338
*   Biogen, Inc.                               510,000                  32,977
*   Boston Scientific Corp.                  1,400,000                  22,232
*   Pharmacyclics, Inc.                        515,250                  15,458
*   Guidant Corp.                              330,000                  13,530
*   Chiron Corp.                               250,000                  12,003
*   Matrix Pharmaceutical, Inc.              1,120,500                  11,104
*(1)Dendreon Corp.                           1,241,000                  10,486
*   SuperGen, Inc.                             930,000                  10,044
*   Applera Corp.-Celera
      Genomics Group                           236,400                   9,751
*   Edwards Lifesciences Corp.                 360,000                   7,794
*   Sepracor Inc.                              250,000                   6,590
    Eli Lilly & Co.                             75,000                   6,375
*   Novoste Corp.                              140,000                   2,846
*   Syngenta AG ADR                            186,297                   1,885
*   Osteotech, Inc.                            310,000                   1,705
*   Amgen, Inc.                                 25,000                   1,528
    Mentor Corp.                                65,200                   1,500
                                                                --------------
                                                                $      615,181
                                                                --------------
INTEGRATED OILS (1.2%)
    Phillips Petroleum Co.                     800,000                  47,680
    Murphy Oil Corp.                           200,000                  16,400
                                                                --------------
                                                                $       64,080
                                                                --------------
OTHER ENERGY (4.4%)
    Anadarko Petroleum Corp.                 1,000,000                  64,620
    Noble Affiliates, Inc.                   1,200,000                  52,164
*(1)Input/Output, Inc.                       2,823,000                  31,335
*   Varco International, Inc.                1,200,000                  28,056
    Tosco Corp.                                600,000                  27,630
    Pogo Producing Co.                         750,500                  22,222
                                                                --------------
                                                                $      226,027
                                                                --------------
MATERIALS & Processing (1.9%)
 (1)Minerals Technologies, Inc.              1,000,000                  38,350
    Engelhard Corp.                          1,200,000                  30,852
    Sigma-Aldrich Corp.                        550,000                  25,322
*(1)Landec Corp.                             1,015,000                   3,756
*   Wilson Greatbatch
      Technologies, Inc.                       118,500                   2,903
                                                                --------------
                                                                $      101,183
                                                                --------------
PRODUCER DURABLES (7.1%)
    Millipore Corp.                          2,005,000                 114,987
(1) Thomas & Betts Corp.                     4,850,000                 100,250
*   Tektronix, Inc.                          2,557,200                  61,884
*(1)CUNO Inc.                                1,000,000                  25,520
*   Plantronics, Inc.                        1,150,000                  22,494
*   Ionics, Inc.                               685,000                  16,509
*(1)Metawave
      Communications Corp.                   3,334,000                  12,336
*   Powerwave Technologies, Inc.               500,000                   9,085
    Lindsay Manufacturing Co.                  158,100                   2,956
*   Agilent Technologies, Inc.                  73,245                   2,857
                                                                --------------
                                                                $      368,878
                                                                --------------
TECHNOLOGY (31.9%)
    COMMUNICATIONS TECHNOLOGY (7.8%)
*   General Motors Corp. Class H            10,283,000                 218,514
    Motorola, Inc.                           4,555,500                  70,838
*   Research In Motion Ltd.                    950,000                  32,461
*   Advanced Fibre
      Communications, Inc.                   1,880,000                  29,497
    Lucent Technologies, Inc.                2,816,350                  28,192
    Nortel Networks Corp.                    1,000,000                  15,300
*(1)Centrinity Inc.                          1,209,302                   6,304
*   Avaya Inc.                                 234,696                   3,471
*   Harmonic, Inc.                             100,000                     445


COMPUTER SERVICES SOFTWARE
    & SYSTEMS (11.5%)
*   Sabre Holdings Corp.                     4,660,513                 232,373
*   Symantec Corp.                           1,520,000                  98,511
*(1)The Descartes Systems
      Group Inc.                             3,645,000                  72,608
*   Citrix Systems, Inc.                     1,940,000                  55,096
    Adobe Systems, Inc.                      1,160,000                  52,107
*   Rational Software Corp.                  2,068,000                  50,066
*   Optimal Robotics Corp.                     580,000                  18,995
*   Microsoft Corp.                            175,000                  11,856
*   MetaSolv, Inc.                             370,500                   3,249
*   Cognizant Technology
      Solutions Corp.                           20,000                     846

COMPUTER TECHNOLOGY (3.3%)
    Compaq Computer Corp.                    8,500,000                 148,750
*(1)Concurrent Computer Corp.                4,465,000                  23,888

ELECTRONICS (0.4%)
*   Amphenol Corp.                             322,100                  13,560
*   ESCO Technologies Inc.                     200,000                   5,060

ELECTRONICS--SEMICONDUCTORS/
    COMPONENTS (8.1%)
*   Micron Technology, Inc.                  5,350,000                 242,783
*   Rambus Inc.                              2,800,000                  47,600
*   TriQuint Semiconductor, Inc.             1,600,000                  46,448
*   Lattice Semiconductor Corp.              1,545,000                  38,053
*(1)Silicon Image, Inc.                      4,966,000                  21,106
    Texas Instruments, Inc.                    352,000                  13,622
    Intel Corp.                                235,000                   7,264
*   TranSwitch Corp.                           200,000                   3,470

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                SHARES                   (000)
-------------------------------------------------------------------------------
ELECTRONICS--TECHNOLOGY (0.5%)
*   Coherent, Inc.                       $     620,000          $       24,490

SCIENTIFIC EQUIPMENT & Supplies (0.3%)

Applera Corp.-Applied Biosystems Group         580,000                  18,595
                                                                ---------------
                                                                $    1,655,418
                                                                ---------------
UTILITIES (2.4%)
    Sprint Corp.                             2,600,000                  55,588
*   WorldCom, Inc.                           2,706,200                  49,388
*   Cablevision Systems Corp.
      New York Group Class A                   250,000                  17,188
* Cablevision Systems Corp.-
    Rainbow Media Group                        125,000                   2,644
    TELUS Corp.                                 43,100                     883
                                                                ---------------
                                                                $      125,691
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $4,292,561)                                           $    4,754,359
-------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    4.54%, 5/1/2001--Note G              $      40,390          $       40,390
    4.57%, 5/1/2001                            428,839                 428,839

-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $469,229)                                             $      469,229
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
    (COST $4,761,790)                                           $    5,223,588
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                    25,030
Liabilities--Note G                                                    (64,309)
                                                                ---------------
                                                                       (39,279)
                                                                ---------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 199,994,156 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                          $    5,184,309
===============================================================================

NET ASSET VALUE PER SHARE                                       $        25.92
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $586,648,000.
ADR--American Depositary Receipt.


-----------------------------------------------------------------------
                                                  AMOUNT            PER
                                                   (000)          SHARE
-----------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
Paid-in Capital                            $   4,521,268     $    22.61
Undistributed Net
  Investment Income                                4,207            .02
Accumulated Net Realized Gains                   197,036            .98
Unrealized Appreciation--Note F                  461,798           2.31
-----------------------------------------------------------------------
NET ASSETS                                 $   5,184,309     $    25.92
=======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------
                                                       CAPITAL OPPORTUNITY FUND
                                                SIX MONTHS ENDED APRIL 30, 2001
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                      $     13,925
  Interest                                                               8,682
  Security Lending                                                          59
-------------------------------------------------------------------------------
     Total Income                                                 $     22,666
-------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B 5,984
  The Vanguard Group--Note C
     Management and Administrative 9,090
     Marketing and Distribution 281
  Custodian Fees 13
  Auditing Fees 10
  Shareholders' Reports 39
  Trustees' Fees and Expenses 4
-------------------------------------------------------------------------------
     Total Expenses                                               $     15,421
     Expenses Paid Indirectly--Note D                                       (8)
-------------------------------------------------------------------------------
     Net Expenses                                                 $     15,413
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    7,253
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                197,797
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                            (595,623)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $   (390,573)
===============================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $2,766,000 and $825,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                    CAPITAL OPPORTUNITY FUND
                                                -------------------------------
                                                SIX MONTHS                 YEAR
                                                     ENDED                ENDED
                                             APR. 30, 2001        OCT. 31, 2000
                                                     (000)                (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                      $       7,253       $      28,408
  Realized Net Gain (Loss)                         197,797             359,116
  Change in Unrealized Appreciation
     (Depreciation)                               (595,623)            819,134
-------------------------------------------------------------------------------
     Net Increase (Decrease) in Net
     Assets Resulting from Operations             (390,573)          1,206,658
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (28,754)             (3,013)
  Realized Capital Gain                           (345,043)            (50,784)
-------------------------------------------------------------------------------
     Total Distributions                          (373,797)            (53,797)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           506,087           3,427,295
  Issued in Lieu of Cash Distributions             355,527              51,623
  Redeemed*                                       (349,747)           (484,273)
-------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
      Share Transactions                           511,867           2,994,645
-------------------------------------------------------------------------------
  Total Increase (Decrease)                       (252,503)          4,147,506
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                            5,436,812           1,289,306
-------------------------------------------------------------------------------
  End of Period                              $   5,184,309       $   5,436,812
===============================================================================

1Shares Issued (Redeemed)
  Issued                                            19,496             128,205
  Issued in Lieu of Cash Distributions              13,904               2,344
  Redeemed                                         (13,686)            (16,927)
-------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares
      Outstanding                                   19,714             113,622
===============================================================================
*Net of redemption fees of $2,382,000 and $3,843,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------
                                                                       CAPITAL OPPORTUNITY FUND
                                                                         YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING              SIX MONTHS ENDED  -------------------------------------------------
THROUGHOUT EACH PERIOD                 APRIL 30, 2001      2000       1999       1998      1997     1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   30.16  $  19.34   $  11.47   $  10.48  $  10.81 $   9.71
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            .04      .161       .029       .021      .037      .01
 Net Realized and Unrealized Gain (Loss)
   on Investments                              (2.20)    11.284      8.751      1.014     (.360)    1.12
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (2.16)    11.445      8.780      1.035    (.323)     1.13
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.16)    (.035)     (.015)     (.045)    (.007)    (.03)
 Distributions from Realized Capital Gains     (1.92)    (.590)     (.895)         --        --       --
--------------------------------------------------------------------------------------------------------
   Total Distributions                         (2.08)    (.625)     (.910)     (.045)    (.007)    (.03)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   25.92  $  30.16   $  19.34   $  11.47  $  10.48 $  10.81
========================================================================================================

TOTAL RETURN*                                  -7.07%    60.37%     81.74%      9.95%    -2.99%   11.67%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $   5,184  $  5,437   $  1,289   $    156  $     69 $    115
 Ratio of Total Expenses to
   Average Net Assets                         0.62%**     0.62%      0.75%      0.94%     0.49%    0.50%
 Ratio of Net Investment Income to
   Average Net Assets                         0.29%**     0.64%      0.31%      0.18%     0.27%    0.11%
 Portfolio Turnover Rate                        27%**       15%        22%       103%      195%     128%
========================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2001, the advisory fee represented an effective annual rate of 0.24% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $911,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.9% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2001, custodian fee offset arrangements reduced expenses by $8,000.

E. During the six months ended April 30, 2001, the fund purchased $738,958,000 of investment securities and sold $635,353,000 of investment securities, other than temporary cash investments.

F. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $461,798,000, consisting of unrealized gains of $1,045,411,000 on securities that had risen in value since their purchase and $583,613,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at April 30, 2001, was $39,697,000, for which the fund held cash collateral of $40,390,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. THE VANGUARD(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[PHOTO OF SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1112 062001

VANGUARD(R)GLOBAL ASSET ALLOCATION FUND

SEMIANNUAL REPORT

[PHOTO OF SHIP]

APRIL 30, 2001

[THE VANGAURD GROUP(R) LOGO]


SOME LESSONS FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Global Asset Allocation Fund returned 0.2% during the six months ended April 30, 2001.

*    The fund will be liquidated on July 27 after about six years in operation.

CONTENTS

1 Letter from the Chairman
4 Fund Profile
5 Glossary of Investment Terms
6 Performance Summary
7 Financial Statements

LETTER
FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD GLOBAL ASSET ALLOCATION FUND had a total return of 0.2% during the six months ended April 30, 2001. As shown in the table below, our result was better than those of our comparative standards. The fund's return (capital change plus reinvested dividends) is based on a decline in net asset value from $10.99 per share on October 31, 2000, to $10.16 per share on April 30, 2001, and is adjusted to reflect an income dividend of $0.54 per share and a distribution of $0.32 per share paid from net realized capital gains.


TOTAL RETURNS                          SIX MONTHS ENDED
                                         APRIL 30, 2001
-------------------------------------------------------
Vanguard Global Asset Allocation Fund              0.2%
Average Global Flexible Fund*                     -4.4
Global Balanced Index**                           -4.1
MSCI EAFE Index                                   -7.9
-------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash investments; the stock and bond components are based on established local market indexes in each country.

     As you know, Vanguard Global Asset Allocation Fund's board of trustees has decided that it is in the best interests of shareholders to close and liquidate the fund. The board carefully weighed the fund's performance, its small asset base, and the nature of its investment approach in making this decision. On July 27, the fund's assets will be distributed to investors. In preparation for the closing, the fund stopped accepting new accounts and additional investments on April 6.

     Investors who remain in the fund until the July 27 liquidation date will either receive their money in the form of a check or have their assets transferred to a Vanguard money market account.


MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2001

                                                   SIX         ONE         FIVE
                                                MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                   -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)              -13.1       -14.1         13.6
MSCI EAFE Index (International)                   -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index                4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.8         5.9          5.3
================================================================================
CPI
Consumer Price Index                               1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

FINANCIAL MARKETS IN REVIEW

U.S. economic growth slackened
considerably  during the six months ended April 30. Real gross domestic  product
(GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Amid fears that the downturn could lead to a recession, stock markets around the world declined.

--------------------------------------------------------------------------------
Amid fears that the U.S. economic downturn could lead to a recession, stock markets around the world declined.
--------------------------------------------------------------------------------

     In a bid to stimulate the U.S. economy, the Federal Reserve Board's Open Market Committee (FOMC) slashed its target for short-term interest rates by a total of 250 basis points (2.50 percentage points) between January 3 and May 15. The Fed's actions boosted bond prices. The Lehman Brothers Aggregate Bond Index, a measure of the market for investment-grade, taxable bonds, returned 6.2% for the six months ended April 30, well ahead of most stock market measures.

U.S. stocks, which account for half of the capitalization of the world's equity markets, remained volatile during the six months amid worries about earnings, valuations, and the economic outlook. The technology-dominated Nasdaq Composite Index declined -36.9% during the period, while the Wilshire 5000 Total Market Index, a measure of the overall market, had a total return of -13.1%.

--------------------------------------------------------------------------------
The emergence of a new prime minister in Japan prompted optimism that a decade of stagnation might be coming to an end.
--------------------------------------------------------------------------------

     Developed stock markets in the Pacific Rim were flat in local currency terms, but returned -10.2% for U.S. investors, as the dollar gained value versus the Japanese yen. Investors worried that the U.S. economic slowdown would curtail exports. At the same time, the emergence of a new prime minister in Japan prompted optimism that a decade of stagnation might be coming to an end for the world's second-largest economy.

     Stocks from developed European markets, including the United Kingdom, returned -7.1% in U.S. dollars during the half-year.

PERFORMANCE OVERVIEW

Vanguard Global Asset Allocation Fund recorded a total return of 0.2% during the six months ended April 30. Though this return was very modest, it was better than the results of our comparative standards--the average global flexible mutual fund, the Global Balanced Index, and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

     Global Asset Allocation's performance was aided by its defensive posture. The fund began the half-year with two-thirds of its assets in bonds and cash, both of which outperformed stocks during the period.

     We thank Strategic Investment Management, investment adviser to the fund since its 1995 inception, for working hard on behalf of Vanguard shareholders.

In Summary

Because this is our last report to you as a shareholder of Vanguard Global Asset Allocation Fund, we would like to thank you for the trust and confidence you placed in us. We hope that, as you search for mutual funds to round out your investment plan--or to replace the investment you made in Vanguard Global Asset Allocation Fund--you'll consider our diverse lineup of low-cost indexed and actively managed funds.

     We encourage you to build a mix of funds--stock funds, bond funds, and short-term reserves--that reflects your time horizon, financial resources, and tolerance for risk. You should stick with your program regardless of what the financial markets throw your way. We believe this is the surest route to long-term investment success.

Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

May 21, 2001

FUND PROFILE                                                AS OF APRIL 30, 2001
 FOR GLOBAL ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 5.

-----------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           FUND
-----------------------------------------------
Turnover Rate 134%*
Expense Ratio 0.68%*
-----------------------------------------------


---------------------------------
ALLOCATION BY REGION

North America                0.57
Europe                       0.36
Pacific                      0.05
Emerging Markets             0.02
---------------------------------

-------------------------------------------------------
VOLATILITY MEASURES

                                              MSCI EAFE
                FUND    BEST FIT**    FUND        INDEX
-------------------------------------------------------
R-Squared       0.82          1.00    0.80         1.00
Beta            0.61          1.00    0.36         1.00
-------------------------------------------------------


---------------------------------------------
COUNTRY DIVERSIFICATION
  (% of total net assets)

EUROPE
United Kingdom                          14.1%
Germany                                 18.2
France                                   7.0
Spain                                    2.7
---------------------------------------------
Subtotal                                42.0%
---------------------------------------------
PACIFIC
Japan                                    2.6%
Australia                                3.1
---------------------------------------------
Subtotal                                 5.7%
---------------------------------------------
EMERGING MARKETS
South Korea                              1.5%
Taiwan                                   0.7
Latin America                            0.3
---------------------------------------------
Subtotal                                 2.5%
---------------------------------------------
NORTH AMERICA
United States                           44.6%
Canada                                   5.2
---------------------------------------------
Subtotal                                49.8%
---------------------------------------------
Total                                  100.0%
---------------------------------------------
 *Annualized
**Global Balanced Index.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY
  FOR GLOBAL ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

----------------------------------------------------------------  ----------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                                                  AUGUST 14, 1995-APRIL 30, 2001
----------------------------------------------------------------  ----------------------------------------------------------
                 GLOBAL ASSET ALLOCATION FUND      GLOBAL INDEX*              GLOBAL ASSET ALLOCATION FUND     GLOBAL INDEX*
FISCAL          CAPITAL     INCOME     TOTAL              TOTAL   FISCAL    CAPITAL    INCOME     TOTAL             TOTAL
YEAR             RETURN     RETURN     RETURN             RETURN  YEAR      RETURN     RETURN     RETURN            RETURN
----------------------------------------------------------------------------------------------------------------------------
1995               2.4%       0.0%       2.4%               2.8%  1999         7.4%      6.0%      13.4%             16.4%
1996              10.2        2.1       12.3               15.6   2000         1.4       4.6        6.0               6.9
1997               4.1        5.6        9.7               16.9   2001**      -4.6       4.8        0.2              -4.1
1998               4.3        7.3       11.6               14.9
----------------------------------------------------------------------------------------------------------------------------
 *Global Balanced Index.
**Six months ended April 30, 2001.
See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  APRIL 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The fund also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                 FACE     MARKET
                                                 MATURITY      AMOUNT     VALUE*
GLOBAL ASSET ALLOCATION FUND          COUPON         DATE       (000)     (000)
--------------------------------------------------------------------------------
BONDS (67.2%)
--------------------------------------------------------------------------------
AUSTRALIA (0.6%)
Queensland Treasury Global Note        6.50%    6/14/2005    AUD 900    $    476
                                                                        --------
CANADA (1.8%)
Canada Government Bond                 6.00%     6/1/2008   CAD 1,300        863
Canada Government Bond                 7.00%    12/1/2006     CAD 800        557
                                                                        --------
                                                                        $  1,420
                                                                        --------
FRANCE (1.9%)
France O.A.T.                          5.50%    4/25/2029   EUR 1,762   $  1,522
                                                                        --------

GERMANY (9.3%)
Bundesschatzanweisungen                4.00%   12/14/2001    EUR6,500      5,666
Deutschebund                          5.375%     1/4/2010    EUR2,000      1,816
                                                                        --------
                                                                        $  7,482
                                                                        --------
UNITED KINGDOM (1.9%)
U.K. Treasury                          5.75%    12/7/2009   GBP 1,000   $  1,490
                                                                        --------

UNITED STATES (51.7%)
Federal Home Loan Bank                5.625%   12/10/2003       7,000     10,056
U.S. Treasury Bond                     5.25%   11/15/2028       2,000      1,823
U.S. Treasury Inflation
 Indexed Note                         3.625%    4/15/2028       1,630      1,660

--------------------------------------------------------------------------------
                                                                 FACE     MARKET
                                                 MATURITY      AMOUNT     VALUE*
GLOBAL ASSET ALLOCATION FUND          COUPON         DATE       (000)      (000)
--------------------------------------------------------------------------------
U.S. Treasury Inflation
 Indexed Note                         3.625% 7/15/2002(2)      19,758     20,128
U.S. Treasury Inflation
 Indexed Note                         3.875% 1/15/2009(2)       7,504      7,815
                                                                        --------
                                                                        $ 41,482
                                                                        --------
--------------------------------------------------------------------------------
TOTAL BONDS
 (COST $54,407)                                                         $ 53,872
--------------------------------------------------------------------------------
                                                               Shares
--------------------------------------------------------------------------------
EQUITY SECURITIES (6.8%)(1)
--------------------------------------------------------------------------------
LATIN AMERICA (0.3%)
 Templeton Latin America Investment Trust PLC                 225,000   $    266
                                                                        --------

SOUTH KOREA (1.5%)
*iShares MSCI South Korea                                      81,000      1,135
*Korea Asia Fund Ltd.                                             250         61
                                                                        --------
                                                                        $  1,196
                                                                        --------
TAIWAN (0.6%)
 iShares MSCI Taiwan                                           47,000   $    529
                                                                        --------

UNITED STATES (4.4%)
 iShares S&P Smallcap 600 Index Fund                           20,000      2,189
 Standard & Poor's Depositary Receipts                         10,500      1,312
                                                                        --------
                                                                        $  3,501
                                                                        --------
--------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
 (COST $5,315)                                                          $  5,492
--------------------------------------------------------------------------------
                                                                 FACE
                                                               AMOUNT
                                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (23.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled
  Cash Account(Cost $18,778)           4.56%     5/1/2001   $  18,778   $ 18,778
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (97.4%)
 (COST $78,500)                                                         $ 78,142
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (2.6%)                                $  2,064
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 7,891,967 outstanding $.001
 par value shares of beneficial interest
  (unlimited authorization)                                             $ 80,206
================================================================================

NET ASSET VALUE PER SHARE                                               $  10.16
================================================================================

--------------------------------------------------------------------------------
                                                          MARKET      UNREALIZED
                                                           VALUE    APPRECIATION
                                             CONTRACTS      LONG  (DEPRECIATION)
                                                  LONG     (000)           (000)
--------------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT APRIL 30, 2001:
--------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
--------------------------------------------------------------------------------
AUSTRALIA
ASX Share Price Index Futures (exp. 6/2001)         47     2,005             79

CANADA
TSE 60 (exp. 6/2001)                                46     2,756            (43)

FRANCE
CAC 40 (exp. 6/2001)                                82     4,065            320

GERMANY
DAX 30 (exp. 6/2001)                                51     7,099            192

JAPAN
Nikkei 300 (exp. 6/2001)                            95     2,125            194

SPAIN
IBEX 35 (exp. 5/2001)                               25     2,171             72

UNITED KINGDOM
FTSE 100 (exp. 6/2001)                             114     9,780            161

UNITED STATES
S&P 500 (exp. 6/2001)                               17     5,331            363
--------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                    $ 35,332      $   1,338
--------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The combined market value of equity securities and equity index futures contracts represents 50.9% of net assets, distributed by country as follows:

Australia              2.5%
Canada                 3.4
France                 5.1
Germany                8.9
Japan                  2.6
Latin America          0.3
South Korea            1.5
Spain                  2.7
Taiwan                 0.7
United Kingdom        12.2
United States         11.0
(2)Securities with an aggregate value of $4,124,000 have been segregated as initial margin for open futures contracts.
AUD--Australian dollar.
CAD--Canadian dollar.
EUR--Euro.
GBP--British pound sterling.

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
GLOBAL ASSET ALLOCATION FUND                               (000)
----------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------
ASSETS
Investments in Securities, at Value                      78,142
Receivables for Investment Securities Sold                2,869
Other Assets--Note C                                      1,297
   Total Assets                                          82,308

LIABILITIES
Payables for Capital Shares Redeemed                     (1,916)
Other Liabilities                                          (186)
   Total Liabilities                                     (2,102)
----------------------------------------------------------------
NET ASSETS                                          $    80,206
================================================================

----------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------

                                                         AMOUNT          PER
                                                          (000)        SHARE
----------------------------------------------------------------------------
Paid-in Capital                                       $  83,977     $ 10.64
Undistributed Net Investment Income--Note D               1,053         .13
Accumulated Net Realized Losses--Note D                  (5,841)       (.74)
Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                   (358)       (.05)
   Futures Contracts                                      1,338         .17
   Foreign Currencies and Forward Currency Contracts         37         .01
----------------------------------------------------------------------------
NET ASSETS $80,206 $10.16
============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

-----------------------------------------------------------------------------
                                                GLOBAL ASSET ALLOCATION FUND
                                             SIX MONTHS ENDED APRIL 30, 2001
                                                                       (000)
-----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                        $      47
 Interest                                                              3,135
 Security Lending                                                          1
-----------------------------------------------------------------------------
  Total Income                                                         3,183
-----------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                               211
 Performance Adjustment                                                  (95)
The Vanguard Group--Note C
 Management and Administrative                                           224
 Marketing and Distribution                                                6
Custodian Fees                                                            17
Shareholders' Reports                                                      9
-----------------------------------------------------------------------------
  Total Expenses                                                         372
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                              $   2,811
-----------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                               45
 Futures Contracts                                                    (6,045)
 Foreign Currencies and Forward Currency Contracts                       (96)
-----------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                           $  (6,096)
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                   699
 Futures Contracts                                                     2,197
 Foreign Currencies and Forward Currency Contracts                       309
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                   $   3,205
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $     (80)
-----------------------------------------------------------------------------
*Dividends are net of foreign withholding taxes of $2,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                  GLOBAL ASSET ALLOCATION FUND
                                           -------------------------------------
                                             SIX MONTHS                 YEAR
                                                  ENDED                ENDED
                                          APR. 30, 2001        OCT. 31, 2000
                                                  (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                       $    2,811           $    5,813
 Realized Net Gain (Loss)                        (6,096)               3,092
 Change in Unrealized Appreciation
  (Depreciation)                                  3,205               (2,877)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                 (80)               6,028
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                           (5,497)              (4,523)
 Realized Capital Gain                           (3,258)              (6,349)
--------------------------------------------------------------------------------
  Total Distributions                            (8,755)             (10,872)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                          19,744               22,451
 Issued in Lieu of Cash Distributions             8,445               10,450
 Redeemed*                                      (48,962)             (17,381)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                           (20,773)              15,520
--------------------------------------------------------------------------------
 Total Increase (Decrease)                      (29,608)              10,676
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                            109,814               99,138
--------------------------------------------------------------------------------
 End of Period                               $   80,206           $  109,814
================================================================================
1Shares Issued (Redeemed)
 Issued                                           1,991                2,040
 Issued in Lieu of Cash Distributions               829                  989
 Redeemed                                        (4,916)              (1,598)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares
   Outstanding                                   (2,096)               1,431
================================================================================
*Net of redemption fees of $33,000 and $108,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------
                                                                             GLOBAL ASSET ALLOCATION FUND
                                                                                 YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED  -----------------------------------------------
THROUGHOUT EACH PERIOD                        APRIL 30, 2001      2000      1999      1998     1997      1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     10.99  $  11.59  $  11.29  $  11.39 $  11.29  $  10.27
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .30       .60      .460       .58      .62       .50
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      (.27)      .05      .945       .61      .40       .75
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     .03       .65     1.405      1.19     1.02      1.25
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.54)     (.52)    (.620)     (.75)    (.58)     (.20)
  Distributions from Realized Capital Gains            (.32)     (.73)    (.485)     (.54)    (.34)     (.03)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                (.86)    (1.25)   (1.105)    (1.29)    (.92)     (.23)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     10.16  $  10.99  $  11.59  $  11.29 $  11.39  $  11.29
=============================================================================================================

TOTAL RETURN*                                          0.25%     6.04%    13.44%    11.56%    9.69%    12.34%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $        80  $    110  $     99  $     86 $     81  $     76
  Ratio of Total Expenses to
    Average Net Assets                               0.68%**     0.56%     0.58%     0.54%    0.54%     0.79%
Ratio of Net Investment Income to
    Average Net Assets                               5.17%**     5.44%     4.40%     5.12%    5.46%     5.18%
Portfolio Turnover Rate                               134%**      137%      188%      182%     162%      191%
=============================================================================================================
 *Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

     The board of trustees has approved the liquidation of the fund. Effective April 6, 2001, the fund ceased to accept new investments from shareholders. The fund will sell its security holdings and invest the proceeds in temporary cash investments in preparation for the liquidation. On July 27, 2001, the fund plans to redeem all its remaining shares and distribute the proceeds to the shareholders.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The fund may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

     The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income through its liquidation date. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. Strategic Investment Management provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the six months ended April 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $95,000 (0.17%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. At April 30, 2001, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.03% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 2001, the fund purchased $35,676,000 of investment securities and sold $32,538,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $11,785,000 and $4,500,000, respectively.

     During the six months ended April 30, 2001, the fund realized net foreign currency losses of $1,000 that decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. The fund also reclassified, in the same way, $177,000 of realized losses on the sale of foreign bonds that are treated as foreign currency losses for tax purposes.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended April 30, 2001, the fund realized gains on the sale of passive foreign investment companies of $242,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at April 30, 2001, was $211,000.

E. At April 30, 2001, net unrealized depreciation of investment securities for federal income tax purposes was $569,000, consisting of unrealized gains of $1,003,000 on securities that had risen in value since their purchase and $1,572,000 in unrealized losses on securities that had fallen in value since their purchase. See Note D.

     At April 30, 2001, the fund had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:


--------------------------------------------------------------------------------
                                                   (000)
                           ----------------------------------------------------
                           CONTRACT AMOUNT
                           -------------------
                           FOREIGN        U.S.   MARKET VALUE IN      UNREALIZED
CONTRACT SETTLEMENT DATE   CURRENCY    DOLLARS      U.S. DOLLARS    APPRECIATION
--------------------------------------------------------------------------------
Receive:
 5/24/2001           AUD      2,000    $ 1,006          $  1,021           $  15
 5/24/2001           EUR     13,000     11,493            11,523              30
 5/24/2001           GBP        700      1,001             1,001              --
                           -----------------------------------------------------
                             15,700    $13,500          $ 13,545           $  45
--------------------------------------------------------------------------------
AUD--Australian dollar.
EUR--Euro.
GBP--British pound sterling.

The fund had net unrealized foreign currency losses of $8,000 resulting from the translation of other assets and liabilities at April 30, 2001.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-;1996.

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Our cover art evokes both  Vanguard's rich past and the course we've set for the
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

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(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


Q1152 062001

VANGAURD(R) GLOBAL EQUITY FUND

Semiannual Report - April 30, 2001

STOCK

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS
FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     ** THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     ** DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     ** PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Global Equity Fund returned 4.8% during the six months ended April 30, 2001.

* Value stocks--shares that trade at relatively low prices compared with the issuer's book value, earnings, and cash flow--outpaced their growth counterparts during the period.

* The fund's investment adviser continued in late 2000 and early 2001 to favor mid-capitalization value stocks of companies based outside the United States.

CONTENTS

1 Letter from the Chairman

5 Report from the Adviser

8 Fund Profile

10 Glossary of Investment Terms

11 Performance Summary

12 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,
VANGUARD GLOBAL EQUITY FUND recorded a total return of 4.8% during the fiscal half-year ended April 30, 2001. Our return was solid on an absolute basis and terrific on a relative basis. Stock markets worldwide declined about 10%, on average, during the period.

TOTAL RETURNS             Six Months Ended
                            April 30, 2001
------------------------------------------
Vanguard Global Equity Fund           4.8%
Average Global Fund*                -11.2
MSCI All Country World Index        -10.4
------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table pre-sents the total returns (capital change plus reinvested dividends) for the fund and its comparative standards--the average global fund and the Morgan Stanley Capital International (MSCI) All Country World Index, which reflects the performance of stocks in 47 countries. Our fund handily outpaced both of its benchmarks.
     The fund's return is based on a decrease in net asset value from $13.71 per share on October 31, 2000, to $12.84 per share on April 30, 2001, adjusted for a dividend of $0.26 per share paid from net investment income and a distribution of $1.17 per share paid from net realized capital gains.
     As you know, in early April, the fund dropped its policy of assessing a 1% redemption fee on shares held less than five years. Shareholder activity in the fund led the board of trustees to conclude that the fee--in place since the fund's inception as a means of discouraging short-term investing--was no longer necessary. We urge shareholders to maintain their long-term approach to investing in the fund.

MARKET BAROMETER                                                   Total Returns
                                                    Periods Ended April 30, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                   -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)              -13.1       -14.1         13.6
MSCI EAFE Index (International)                   -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index                4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.8         5.9          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.


FINANCIAL MARKETS IN REVIEW
U.S.  economic growth slackened
considerably during the six months ended April 30. Some high-profile companies--many of them technology firms--failed to meet market expectations for earnings. Companies jammed the brakes on spending and announced tens of thousands of layoffs. Consumer confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined.
     In the United States, real gross domestic product (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) tried to stimulate the economy, slashing its target for short-term interest rates by a total of 250 basis points (2.50 percentage points) between January 3 and May 15. First-quarter GDP growth (+1.3%, annualized) was estimated to be just a bit higher, prompting worries about the duration of the downturn.
     U.S. stocks, which account for half of the combined capitalization of the world's equity markets, remained volatile during the six months amid worries about earnings, valuations, and the economic outlook. Share prices for technology companies continued to plummet as the half-year began, then rose smartly in early 2001, only to sink again. For the full period, the tech-dominated Nasdaq Composite Index declined -36.9%.
     The broader U.S. market followed a similarly bumpy path, but with smaller peaks and valleys. The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, had a total return of -12.1% for the half-year, consisting of a -12.6% capital return and a 0.5% income return. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors: expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/earnings multiple). As the adjacent chart shows, investors in U.S. stocks have seen a double whammy in recent months--projections of earnings growth and valuations have fallen simultaneously.

EARNINGS, OPTIMISM TUMBLE

[BAR CHART]
[CORPORATE EARNINGS GROWTH SCALE 0% TO 30%]
[P/E RATIO SCALE 0 TO 36]

              CORPORATE EARNINGS  P/E RATIO OF
                         GROWTH*   THE S&P 500
----------------------------------------------
Dec. 1999                  21.1%          31.6
Mar. 2000                  22.2           29.9
Jan. 2000                  23.9           28.7
Sep. 2000                  24.7           28.5
Dec. 2000                    19             26
Mar. 2001                   8.8           23.8

Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings estimates for the S&P 500 Index.
Source: The Vanguard Group.

     International stock markets
also declined during the half-year, though not as much as the U.S. market. The MSCI Europe, Australasia, Far East (EAFE) Index, which tracks stocks in 20 developed nations, returned -7.9% in U.S. dollar terms. Amid double-digit declines in its growth stocks, the index's value stocks held up well.
-----------------------
INVESTORS WERE
OPTIMISTIC THAT A
DECADE OF STAGNATION
AN END FOR JAPAN,
THE WORLD'S SECOND-
LARGEST ECONOMY.
-----------------------
     Developed markets in the Pacific Rim were flat in local currency terms, but returned -10.2% for U.S. investors, as the dollar gained value versus the Japanese yen. (When the dollar strengthens against another currency, each unit of that currency can be exchanged for fewer dollars, crimping returns for U.S. investors. A weaker dollar enhances returns from foreign securities.) Investors worried that a slowing U.S. economy would cut demand for products from the Pacific Rim. At the same time, the emergence of a new prime minister in Japan led to optimism that a decade of stagnation might be coming to an end for the world's second-largest economy. Junichiro Koizumi vowed that the Japanese government would stop bailing out troubled companies and would force banks to settle hundreds of billions of dollars in bad loans.
     In the eurozone, economic policymakers were slow to follow the Fed's lead on interest rates. During the winter and early spring, the European Central Bank cited concerns about inflation as a reason to hold rates steady. But in May, the ECB trimmed its target for short-term rates by a quarter point, to 4.5%. For the half-year, stocks from developed European markets, including the United Kingdom, returned -9.0% in local currencies. A slight upturn in the euro trimmed the decline to -7.1% in U.S. dollars.
     In emerging markets, which account for about 5% of the world's equity capitalization, stocks fell slightly during the six months.

PERFORMANCE OVERVIEW
Just six months ago, in writing to you about why the Global Equity Fund trailed the average global mutual fund during fiscal 2000 (+4.5% versus +10.3%), I assured you that "you can count on the fund to be discerning in its quest for better relative performance." Though I was not making a short-term performance prediction, I am pleased to report that our fund did deliver far better relative performance during the six months ended April 30, 2001. Indeed, Global Equity outpaced its average peer by 16 percentage points in the first half of fiscal 2001.
     The fund's investment adviser, London-based Marathon Asset Management, deserves credit for this outcome. For several years--until March 2000--major stock markets worldwide favored growth stocks. The dominance of high-flying technology, media, and telecommunications stocks led some money managers who had employed a value-oriented approach to abandon that time-honored style of investing. Fortunately, our adviser was disciplined, and continued to focus on stocks selling at reasonable multiples of earnings and cash flows. We thank shareholders for their patience with the fund's investment approach.
     Because our adviser remained wary of U.S. equity valuations, the fund remained underweighted in U.S. stocks--compared with its index benchmark--during the half-year. At the end of the period, 36% of Global Equity's assets were invested in U.S. stocks (versus 49% for the index). The fund continued to overweight the Pacific Rim. Equity holdings in Japan, Hong Kong, Singapore,
Australia, and New Zealand, which make up just 13% of the index, accounted for about 22% of fund assets at the end of the fiscal half-year. Global Equity maintained a near-index weighting in European stocks.
     Our fund's median market capitalization--a measure of the average size of the companies in which we invest--rose to about $4.5 billion during the period, up from roughly $2 billion six months before. Despite this increase, the fund remains very different than the average global fund, which has a median market cap of some $20 billion.

IN SUMMARY
The bull market of the 1990s lulled many investors into thinking that stocks--and tech stocks in particular--only go up. Fortunately, shareholders in the Global Equity Fund escaped much of the turmoil that followed as investors became reacquainted with the risks inherent in highly valued stocks. Now that global equity markets have been in the doldrums for more than a year, some investors may tend to err on the side of caution and conclude that stocks are too risky.
     But emotion--whether ebullience in rising markets or despair in falling ones--is rarely the investor's friend. And knee-jerk reactions to market movements are no substitute for a plan focused on asset allocation--a relatively fixed mix of stocks, bonds, and money market funds suited to your goals, time horizon, and risk tolerance. Once you have such a balanced investment plan in place, the trick is to stay the course and resist the temptation to change your plan as the markets fluctuate.

Sincerely,

/s/ JOHN J. BRENNAN
Chairman and Chief Executive Officer

May 21, 2001

REPORT
  from the Adviser                             MARATHON ASSET MANAGEMENT LIMITED

During the six months ended April 30, 2001, vanguard global equity fund returned 4.8%, while the MSCI All Country World Index declined -10.4%. For the 12-month period, the fund had a total return of 4.2%, compared with a drop of -16.4% for the unmanaged index. As the significant variance in these results implies, the fund is constructed very differently than the capitalization-weighted index.

                                            ------------------------------------
                                            INVESTMENT PHILOSOPHY
                                            The adviser believes that
                                            superior long-term investment
                                            results can be achieved
                                            by investing in a widely diversified
                                            group of stocks chosen on
                                            the basis of indusrty analysis
                                            as well as an assessment of
                                            each company's strtegies
                                            for new investment and for
                                            dealing with competition
                                            within its industry.
                                            ------------------------------------

     The fund has increasingly focused during the last few years on out-of-favor investments, including Asian equities. As a result, the fund delivered poor relative performance during the bull market. However, as could have been predicted, the fund's emphasis has insulated shareholders from the consequences of the derailment of the "new era" in investing.

OUR PERFORMANCE IA A GLOBAL CONTEXT
During the half-year ended April 30, stock selection--including our choice of some shares that are not in the index--accounted for almost all of the value added by the Global Equity Fund. Because most stock markets declined by a comparable percentage, asset allocation--the countries we chose to invest in--played a minor (positive) role in shaping the fund's relative performance.
     Investors have long believed that the great merit of international diversification is that when the U.S. market tumbles, returns from international markets might cushion the blow. That perception has been reinforced by the historically low statistical correlation between U.S. markets and those overseas. However, over the last 20 years, as trade barriers have fallen and as information flows improved, businesses have become more global.
     This globalization trend has extended almost imperceptibly to patterns of investor behavior. Where international investment opportunities were once defined by geography (investors could rotate out of expensive markets into cheap ones), they are now sectoral and thematic. That is, investment opportunities--and investment risks--now lie within specific geographic jurisdictions, not between them. On reflection, this should not be a surprise. As global thinking has become more widely accepted, it is inevitable that the framework should become more widely emulated and that returns generated by it would decline.

     However, geographic anomalies still exist. At the end of April, the Global Equity Fund had 22% of its assets invested in the Far East, compared with a benchmark weight of 13%. This overweight is based on our belief that companies in these areas are far more modestly valued than those elsewhere. It is worth noting that this particular strategy did not pay off in the first half of fiscal 2001. Instead, the fund's strong relative returns came from the substantial underweights that we accorded the leading stocks in most countries, in particular, technology, media, and telecommunications issues. As reported last year, the fund has been underweight in the tech and telecom sectors for some time. During the last 18 months, this underweighting became more significant. On April 30, the fund's information technology exposure was about 5% of assets, versus 14% for the benchmark. Similarly, we held a stake of just 3% in communications services stocks, which made up 9% of the index.
     The question will no doubt be asked as to whether these positions constitute a major area of vulnerability for the Global Equity Fund. Put another way, Is it likely that shares in high-growth sectors will rebound strongly in the short term? The contention that tech and telecom are a better value than they were is tautologous. And in cases where we could reasonably calculate a company's value to be higher than its current share price and understand its operating model, the Global Equity Fund has already been--and will continue to be--a net buyer of growth stocks. In the last six months, the fund purchased stock in Dell Computer, Tele Danmark, Alcatel, Orange, KPN (Holland), Ericsson, British Telecommunications, i-Cable, SmarTone Telecommunications, Matsushita Electric Works, Fuji Electric, Oki Electric, and Nippon Telegraph and Telephone. These investments have increased the fund's exposure to both technology and telecommunications. However, fundamental and anecdotal concerns remain about both sectors, leading us to conclude that an outright overweight would be premature.

THE FUND'S POSITION
Despite the difficult market conditions of recent months--and the associated investor pessimism--the overall environment now appears moderately favorable for equities. Interest rates are gradually declining in most countries, and the authorities appear ready to countenance further reductions if economic activity stalls. Apart from concerns about corporate profitability, which we suspect are overdone, the main negative fundamental factor appears to be inflation, which is being boosted by energy shortages. Oil and gas are by no means the only commodities displaying price strength; others--like aluminum, newsprint, and platinum-group metals--are selling well above normal levels.
     Many erstwhile cyclical groups are not showing the price weakness typically associated with the beginning of recession. In the U.S. market, for instance, groups like railroads and auto-parts companies enjoy share prices that are substantially higher than one year ago. This implies that the driving force behind recent trends is indeed the reversal of the two-tiered market and not--as some have suggested--normal market weakness ahead of a recession.
     In previous reports, we suggested that the Global Equity Fund was positioned to benefit from any return to investment normality. In the first six months of the current fiscal year, this contention was borne out by the fund's relative success. We are cautiously optimistic that a more rewarding period lies ahead as interest rates decline and economic growth resumes, and we think the Global Equity Fund's relative outperformance will be matched by better absolute returns. We do not believe that this is too optimistic an assessment, and it explains why the fund was fully invested in equities at the end of April, as it was for the whole of the fiscal half-year.

Jeremy Hosking, Portfolio Manager

May 11, 2001

FUND PROFILE                                                As of April 30, 2001
  for Glogal Equity Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                          FUND     MSCI*
--------------------------------------------------------------------------------
Number of Stocks                           310     2,116
Turnover Rate                            24%**        --
Expense Ratio                          0.99%**        --
Cash Investments                          1.7%        --
--------------------------------------------------------------------------------

----------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

De Beers Centenary AG                           1.5%
 (metals & mining)
Toys R Us, Inc.                                 1.2
 (retail)
Burlington Northern Santa Fe Corp.              1.1
 (railroad)
IMS Health, Inc.                                1.1
 (health care)
Alcan Inc.                                      1.0
 (metals & mining)
Bell & Howell Co.                               1.0
 (information services)
Berkshire Hathaway Inc. Class B                 1.0
 (conglomerate)
First Data Corp.                                0.9
 (financial services)
McCormick & Co., Inc.                           0.9
 (foods)
Waste Management, Inc.                          0.9
 (commercial services)
----------------------------------------------------
Top Ten                                        10.6%
----------------------------------------------------

----------------------------------
VOLATILITY MEASURES

                      Fund   MSCI*
----------------------------------
R-Squared             0.76    1.00
Beta                  0.81    1.00
----------------------------------

---------------------------
FUND ALLOCATION BY REGION

North America           41%
Emerging Markets         9%
Pacific                 22%
Europe                  28%
---------------------------

 *MSCI All Country World Index.
**Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

------------------------------------------------
COUNTRY DIVERSIFICATION
 % of common stocks)

                                  Fund    MSCI*
------------------------------------------------
EUROPE
United Kingdom                    10.9%     9.4%
France                             4.9      5.0
Sweden                             2.8      1.0
Germany                            2.2      3.8
Spain                              1.3      1.4
Netherlands                        1.3      2.5
Italy                              1.2      2.1
Finland                            1.1      1.0
Switzerland                        1.1      2.9
Denmark                            0.6      0.4
Norway                             0.4      0.2
Ireland                            0.3      0.3
Belgium                            0.2      0.4
Austria                            0.0      0.1
Portugal                           0.0      0.2
------------------------------------------------
Subtotal                          28.3%    30.7%
------------------------------------------------
PACIFIC
Japan                             12.7%    10.5%
Hong Kong                          4.0      0.9
Singapore                          3.1      0.4
Australia                          2.4      1.3
New Zealand                        0.2      0.1
------------------------------------------------
Subtotal                          22.4%    13.2%
------------------------------------------------
EMERGING MARKETS
South Africa                        4.9%    0.5%
Malaysia                            1.1     0.3
Mexico                              1.0     0.6
Thailand                            0.9     0.1
Indonesia                           0.3     0.0
China                               0.3     0.3
Argentina                           0.0     0.1
Brazil                              0.0     0.5
Chile                               0.0     0.2
Greece                              0.0     0.3
India                               0.0     0.3
Israel                              0.0     0.2
Poland                              0.0     0.1
Russia                              0.0     0.1
South Korea                         0.0     0.6
Taiwan                              0.0     0.7
Turkey                              0.0     0.1
------------------------------------------------
Subtotal                            8.5%    5.0%
------------------------------------------------
NORTH AMERICA
United States                   35.6%      49.0%
Canada                           5.2        2.1
------------------------------------------------
Subtotal                        40.8%      51.1%
------------------------------------------------
Total                          100.0%     100.0%
------------------------------------------------

*MSCI All Country World Index.

GLOSSARY
of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Fund Allocation by Region. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.
--------------------------------------------------------------------------------
     R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors). PERFORMANCE SUMMARY for Global Equity Fund
--------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     August 14, 1995-April 30, 2001
[BAR CHART SCALE -20% TO 40%]

                GLOBAL EQUITY FUND   MSCI ALLL COUNTRY WORLD INDEX
                ------------------   -----------------------------
1995                          17.5                            20.6
1996                            18                            13.3
1997                          18.9                            21.2
1998                         -11.2                           -15.9
1999                          25.1                            29.3
2000                          42.6                            16.2
2001                          -4.2                           -17.3
--------------------------------------------------------------------------------

*Six months ended April 30, 2001.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
 GLOBAL EQUITY FUND                                         SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
--------------------------------------------------------------------------------
Australia (2.4%)
  WMC Ltd.                                                 238,000         1,144
  Santos Ltd.                                              244,000           847
  Australia & New Zealand Bank
   Group Ltd.                                              105,328           754
  Normandy Mining Ltd.                                     459,846           230
  CSR Ltd.                                                  71,098           194
  Iluka Resources Ltd.                                      60,516           152
  Goldfields Ltd.                                          113,155            91
* Pasminco Ltd.                                            105,000            24
                                                                    ------------
                                                                           3,436
                                                                    ------------

Belgium (0.2%)
  Dexia                                                      2,000           315
                                                                    ------------
Canada (5.1%)
  Alcan Inc.                                                32,400         1,441
  Imperial Oil Ltd.                                         40,100         1,096
  Abitibi-Consolidated Inc.                                120,000         1,015
  Canadian Pacific Ltd.                                     25,100           982
* Hudson's Bay Co.                                          69,000           775
  Rogers Communications, Inc.
   Class B                                                  48,000           625
* Air Canada Class A                                        97,544           568
  National Bank of Canada                                   25,000           430
  Stelco, Inc. Class A                                     100,500           311
* Air Canada                                                33,000           157
* Canadian Zinc Corp.                                       70,000            15
                                                                    ------------
                                                                           7,415
                                                                    ------------
China (0.2%)
  The Guangshen Railway Co., Ltd.                        2,299,500           357
                                                                    ------------
Denmark (0.6%)
  Tele Danmark A/S                                          12,600           479
  Coloplast A/S B Shares                                     3,900           192
  Bang & Olufsen Holding A/S
    B Shares                                                 5,000           163
                                                                    ------------
                                                                             834
                                                                    ------------
Finland (1.1%)
  Sampo Oyj A Shares                                        47,000           492
  Metso Oyj                                                 33,500           339
  M-Real Oyj B Shares                                       43,000           322
  TietoEnator Oyj B Shares                                   7,620           234
  KCI Konecranes International PLC                           7,000           223
                                                                    ------------
                                                                           1,610
                                                                    ------------
France (4.8%)
  Total Fina Elf                                             7,748         1,154
  Pechiney SA A Shares                                      16,599           873
  Usinor Sacilor SA                                         50,500           659
  BNP Paribas                                                6,261           556
  Aventis                                                    7,201           553

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
GLOBAL EQUITY FUND                                          SHARES        (000)
--------------------------------------------------------------------------------
* Vivendi Universal SA                                       7,623           527
  Thales Ex Thomson CSF                                     12,000           500
  Cie. de St. Gobain SA                                      2,800           422
  Alcatel SA                                                12,900           420
  Scor SA                                                    9,500           415
* Carrefour SA                                               5,788           334
* Atos Origin                                                3,000           253
  Clarins SA                                                 2,330           178
* Orange SA                                                  7,400            78
                                                                    ------------
                                                                           6,922
                                                                    ------------

Germany (2.2%)
  Fresenius Medical Care AG ADR                             28,344           700
  Adidas-Salomon AG                                          7,400           449
  Bayerische Motoren Werke AG                               13,280           440
  E.On AG                                                    8,720           439
  Buderus AG                                                18,200           423
  Bayerische Hypo-und
    Vereinsbank AG                                           6,600           368
* Deutsche Post AG                                          17,000           288
                                                                    ------------
                                                                           3,107
                                                                    ------------
Hong Kong (3.9%)
* Jardine Matheson Holdings Ltd.                           183,481         1,064
  Television Broadcasts Ltd.                               188,000           950
  Hysan Development Co., Ltd.                              539,633           740
  Hong Kong & China Gas Co., Ltd.                          516,159           616
  Cathay Pacific Airways Ltd.                              301,000           455
  Cafe De Coral Holdings Ltd.                              725,000           323
  Hong Kong Exchanges &
    Clearing Ltd.                                          159,000           284
  Hong Kong and Shanghai
    Hotels Ltd.                                            500,000           274
* China Southern Airlines
    Company Ltd.                                           803,000           247
* i-CABLE Communications Ltd.                              346,000           189
  Hong Kong Aircraft &
    Engineering Co., Ltd.                                   97,000           162
  First Pacific Co. Ltd.                                   670,000           153
  Mandarin Oriental
    International Ltd.                                     257,690           153
  SmarTone
    Telecommunications Ltd.                                 30,000            35
  Hong Kong Electric Holdings Ltd.                           4,811            16
                                                                    ------------
                                                                           5,661
                                                                    ------------
Indonesia (0.3%)
  PT Gudang Garam Tbk                                      158,000           156
  PT Semen Gresik Tbk                                      249,000            85
  PT Matahari Putra Prima Tbk                            1,933,000            67
* PT Astra International Tbk                               449,000            54
  PT Bank Pan Indonesia Tbk                              2,679,600            38
* PT Citra Marga Nusaphala
    Persada Tbk                                            774,000            27
* PT Mulia Industrindo Tbk                                 921,000            19
* PT Lippo Bank (Local) Tbk                                943,000             3
                                                                    ------------
                                                                             449
                                                                    ------------
Ireland (0.3%)
Independent News & Media PLC                               114,488           257
Fyffes PLC                                                 134,000           119
                                                                    ------------
                                                                             376
                                                                    ------------
Italy (1.2%)
  Luxottica Group SpA ADR                                   50,000           744
  Saipem SpA                                                75,000           492
* Banca Popolare di Milano SpA                              42,000           197
  Unicredito Italiano SpA                                   40,000           189
  Industrie Natuzzi SpA ADR                                 12,200           146
                                                                    ------------
                                                                           1,768
                                                                    ------------
Japan (12.5%)
  Itochu Corp.                                             238,000           992
  Tokyo Gas Co., Ltd.                                      326,000           942
  Toppan Printing Co., Ltd.                                 74,000           730
  Nippon Mitsubishi Oil Corp.                              118,000           707
  Nippon Telegraph and
    Telephone Corp.                                            106           693
  Ono Pharmaceutical Co., Ltd.                              18,500           682
  Fuji Electric Co. , Ltd.                                 208,000           615
  Matsushita Electric Works, Ltd.                           52,000           613
  Dai-Nippon Printing Co., Ltd.                             40,000           560
  Hitachi Ltd.                                              56,000           559
  Sumitomo Trust & Banking
    Co., Ltd.                                               80,000           558
  Ishikawajima-Harima Heavy
    Industries Co.                                         217,000           554
  Shiseido Co., Ltd.                                        46,000           527
  Bank of Yokohama Ltd.                                    124,000           480
  Daiichi Pharmaceutical Co., Ltd.                          20,000           448
  Toyo Seikan Kaisha Ltd.                                   25,000           436
  Kirin Brewery Co., Ltd.                                   42,000           416
  Sumitomo Corp.                                            54,000           410
  Nisshinbo Industries, Inc.                                72,000           408
  Sekisui Chemical Co.                                      95,000           374
  Ebara Corp.                                               36,000           354
  Aisin Seiki Co.                                           22,000           343
  Yamaha Motor Co., Ltd.                                    44,000           338
  Tokyo Broadcasting System, Inc.                           14,000           323
  Oki Electric Industry Co. Ltd.                            60,000           304
  Citizen Watch Co., Ltd.                                   40,000           295
  Noritake Co., Ltd.                                        46,000           283
* UFJ Holdings Inc.                                             38           281
  Sumitomo Forestry Co.                                     42,000           280
  Lion Corp.                                                68,000           267
  Ezaki Glico Co.                                           38,000           229
  Nippon Broadcasting System, Inc.                           6,000           225
  Ryosan Co., Ltd.                                          14,000           219
  Japan Synthetic Rubber                                    32,000           209
  Nippon Sanso Corp.                                        48,000           189
  Lintec Corp.                                              21,000           185
  Tabai Espec Corp.                                         23,000           178
  Calsonic Kansei Corp.                                     60,000           165

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
GLOBAL EQUITY FUND                                          SHARES         (000)
--------------------------------------------------------------------------------
  Intec, Inc.                                               15,000           146
  Yamatake-Honeywell                                        16,000           141
  Alpine Electronics Inc.                                   14,000           138
  Kansai Paint Co., Ltd.                                    44,000           138
  Hitachi Medical Corp.                                     14,000           132
  Sumitomo Chemical Co.                                     24,000           132
  Kokuyo Co., Ltd.                                          10,000           129
  Yaskawa Electric Corp.                                    20,000           116
  NIFCO Inc.                                                10,000           102
* Tsuzuki Denki Co., Ltd.                                   27,000            88
  Inabata & Co., Ltd.                                       13,000            86
  Sankyo Seiko Co.                                          35,000            76
  Hitachi Electronics Engineering
    Co., Ltd.                                               12,000            62
  Hitachi Koki Co.                                          16,000            55
  Teikoku Oil Co., Ltd.                                    10,000             53
  New Japan Radio Co., Ltd.                                  8,000            49
  ISB Corp.                                                  5,000            40
                                                                    ------------
                                                                          18,054
                                                                    ------------

Malaysia (1.1%)
  Resorts World Bhd.                                       346,000           473
  PPB Group Bhd.                                           189,000           194
  Carlsberg Brewery Malaysia Bhd.                           74,500           191
  Malayan Banking Bhd.                                      69,537           179
  British American Tobacco Bhd.                             19,000           174
  Genting Bhd.                                              75,000           158
* Technology Resources
    Industries Bhd.                                        263,000           123
  Kumpulan Guthrie Bhd.                                    174,000            76
                                                                    ------------
                                                                           1,568
                                                                    ------------
Mexico (1.0%)
  Grupo Financiero Banamex
    Accival, SA de CV                                      447,000           836
  Telefonos de Mexico SA
    Class L ADR                                              9,400           325
* America Movil SA de CV
    Series L ADR                                             9,400           173
  Vitro SA ADR                                              45,000           136
                                                                    ------------
                                                                           1,470
                                                                    ------------
Netherlands (1.3%)
  Koninklijke (Royal) Philips
    Electronics NV                                          29,471           865
  Koninklijke Boskalis
    Westminster NV                                          14,033           414
* Koninklijke Nedlloyd NV                                   13,015           294
  Koninklijke KPN NV                                        23,200           283
                                                                    ------------
                                                                           1,856
                                                                    ------------
New Zealand (0.2%)
Telecom Corp. of New
    Zealand Ltd.                                            78,217           211
Tranz Rail Holdings Ltd.                                    47,000            73
Wrightson Ltd.                                             150,000            41
                                                                    ------------
                                                                             325
                                                                    ------------
Norway (0.4%)
DNB Holding ASA                                             61,000           268
Schibsted ASA                                               18,000           213
Rieber & Son ASA                                            25,000           137
                                                                    ------------
                                                                             618
                                                                    ------------
Singapore (3.0%)
  Jardine Strategic Holdings Ltd.                          354,500         1,099
  Overseas Union Enterprise Ltd.                           131,000           543
  TIBS Holdings Ltd.                                       574,500           432
  Oversea-Chinese Banking
    Corp., Ltd.                                             69,000           417
  Great Eastern Holdings Ltd.                               75,000           338
  DelGro Corp., Ltd.                                        98,000           304
  Singapore Press Holdings Ltd.                             26,100           299
  Fraser & Neave Ltd.                                       73,000           293
  United Industrial Corp., Ltd.                            588,000           278
* Brierley Investments Ltd.                                892,000           215
  Sembcorp Marine Ltd.                                     440,000           192
                                                                    ------------
                                                                           4,410
                                                                    ------------
South Africa (4.8%)
  De Beers Centenary AG                                     50,000         2,101
  Firstrand Ltd.                                           581,000           597
  South African Breweries Ltd.                              83,903           573
  Gencor Ltd.                                              135,000           534
  Gold Fields Ltd.                                         118,442           518
  Barloworld Ltd.                                           72,200           500
  Pretoria Portland Cement Co.                              56,000           496
  Sanlam Ltd.                                              351,000           423
  Anglogold Ltd. ADR                                        21,370           387
  Kersaf Investment Ltd.                                    74,179           315
  JD Group Ltd.                                             63,446           253
* Iscor Ltd.                                                47,362           144
  Standard Bank Investment
    Corp. Ltd.                                              16,775            67
  Northam Platinum Ltd.                                     22,254            39
  Edgars Consolidated Stores Ltd.                            1,449             4
                                                                    ------------
                                                                           6,951
                                                                    ------------
Spain (1.3%)
NH Hoteles SA                                               32,000           425
Banco Popular Espanol SA                                    10,400           371
Acerinox SA                                                 12,500           368
Acciona SA                                                   8,600           304
Centros Comerciales Carrefour SA                            17,400           262
Viscofan Industria Navarra de
    Envolturas Celulosicas SA                               16,800            82
Prosegur Cia de Seguridad SA
    (Registered)                                             5,000            56
                                                                    ------------
                                                                           1,868
                                                                    ------------
Sweden (2.8%)
Stora Enso Oyj R Shares                                     80,299           907
Telefonaktiebolaget LM
    Ericsson AB Class B                                    104,300           670
Svenska Cellulosa AB B Shares                               28,000           602

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
GLOBAL EQUITY FUND                                          SHARES        (000)
--------------------------------------------------------------------------------
Electrolux AB Series B                                      34,000           561
Svenska Handelsbanken
    AB A Shares                                             34,500           514
ABB Ltd.                                                     4,397           315
OM AB                                                       11,200           214
Hoganas AB B Shares                                         12,750           211
                                                                    ------------
                                                                           3,994
                                                                    ------------
Switzerland (1.1%)
  Novartis AG (Registered)                                     296           460
  Publigroupe SA                                             1,040           416
  SGS Societe Generale de
    Surveillance Holding SA (Bearer)                           250           282
  Charles Voegele Holding AG                                 1,780           195
  Phoenix Mecano AG                                            200           104
  Sarna Kunststoff Holding AG
    (Registered)                                               100           103
* Syngenta AG                                                  296            15
                                                                    ------------
                                                                           1,575
                                                                    ------------
Thailand (0.8%)
  Advanced Information
    Services (Foreign)                                      33,400           338
* Siam Cement PLC (Foreign)                                 38,600           332
* Thai Farmers Bank PLC (Foreign)                          296,000           151
* Total Access Communication
    PLC (Local)                                             41,000           113
* National Finance & Securities
    PLC (Foreign)                                          519,000            97
  Post Publishing PLC (Foreign)                            130,000            83
* TelecomAsia PLC (Foreign)                                106,000            45
  MBK Properties & Development
    Co. (Foreign)                                           59,000            24
  Matichon PLC (Foreign)                                    25,000            23
* Golden Land Property
    Development Public
    Company Ltd.                                            98,000             9
* Siam Commercial Bank
    Warrants Exp. 5/10/2002                                 51,000             5
                                                                    ------------
                                                                           1,220
                                                                    ------------
United Kingdom (10.7%)
  Shell Transport & Trading PLC                            134,000         1,119
  Diageo PLC                                                93,628           985
  Hanson PLC                                               131,250           889
  Reed International PLC                                    82,000           813
  Rio Tinto PLC                                             37,000           750
  Associated British Ports
    Holdings PLC                                           122,400           713
  Barclays PLC                                              20,900           673
  Arriva PLC                                               150,333           670
* Telewest Communications PLC                              331,500           651
  Airtours PLC                                             132,500           603
  BP Amoco PLC                                              59,000           529
  BAA PLC                                                   57,500           505
  British Telecommunications PLC                            62,000           495
  Pilkington PLC                                           270,500           464
  The Sage Group PLC                                       107,000           453
  BAE Systems PLC                                           93,000           440
  Imperial Chemical Industries PLC                          72,000           427
  Rentokil Initial PLC                                     150,000           408
  Smiths Group PLC                                          33,810           403
  Provident Financial PLC                                   32,456           374
  WPP Group PLC                                             28,500           342
  Stagecoach Holdings PLC                                  392,240           330
  Railtrack Group PLC                                       44,000           308
* Compass Group PLC                                         37,735           289
  Hilton Group PLC                                          75,000           239
  P & O Princess Cruises PLC                                46,000           218
  Enodis PLC                                               110,000           198
* Kidde PLC                                                205,000           191
  EMI Group PLC                                             29,000           184
  The Peninsular & Oriental
    Steam Navigation Co.                                    46,000           169
  Reckitt Benckiser PLC                                     12,290           168
  Boots Co. PLC                                             17,500           155
  Granada PLC                                               37,735           102
  Aga Foodservice Group PLC                                 26,000            89
* PIC International Group PLC                              160,000            86
  Devro PLC                                                 88,000            55
                                                                    ------------
                                                                          15,487
                                                                    ------------
United States (35.0%)
Auto & Transportation (5.5%)
  Burlington Northern
    Santa Fe Corp.                                          54,500         1,602
  General Motors Corp.                                      22,100         1,211
* Northwest Airlines Corp. Class A                          48,000         1,200
* Lear Corp.                                                28,100         1,012
  Delphi Automotive Systems Corp.                           54,322           809
* Kansas City Southern
    Industries,Inc.                                         61,000           781
  TRW, Inc.                                                 18,000           692
* Continental Airlines, Inc. Class B                        11,300           581

Consumer Discretionary (7.7%)
* Toys R Us, Inc.                                           69,000         1,711
* Bell & Howell Co.                                         55,000         1,430
  Waste Management, Inc.                                    53,000         1,294
* Mandalay Resort Group                                     46,000         1,093
  J.C. Penney Co., Inc.                                     53,000         1,074
  Eastman Kodak Co.                                         24,500         1,066
  Reader's Digest Assn., Inc.
    Class A                                                 29,000           802
* Ryan's Family Steak Houses, Inc.                          64,000           767
  Mattel, Inc.                                              40,000           646
  Hasbro, Inc.                                              49,000           600
  The Limited, Inc.                                         31,556           534
* The Neiman Marcus Group, Inc.
    Class B                                                  5,091           152

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
GLOBAL EQUITY FUND                                          SHARES         (000)
--------------------------------------------------------------------------------
Consumer Staples (2.8%)
  McCormick & Co., Inc.                                     33,000         1,297
  Philip Morris Cos., Inc.                                  23,600         1,183
  Sara Lee Corp.                                            42,000           836
* The Kroger Co.                                            30,700           694

Financial Services (3.8%)
First Data Corp.                                            20,000         1,349
Moody's Corp.                                               36,000          ,130
Unitrin, Inc.                                               25,600           951
MBIA, Inc.                                                  19,500           933
Mercury General Corp.                                       20,000           695
FleetBoston Financial Corp.                                 10,200           391

Health Care (3.0%)
  IMS Health, Inc.                                          57,000          ,565
  Baxter International, Inc.                                13,000          ,185
* Wellpoint Health Networks Inc.
    Class A                                                  8,700           855
  HCA-The Healthcare Co.                                    20,000           774

Other Energy (1.1%)
Baker Hughes, Inc.                                          31,000         1,218
Massey Energy Co.                                           16,100           362

Materials & Processing (5.7%)
  Temple-Inland Inc.                                        23,000         1,173
  Monsanto Co.                                              33,000         1,021
  IMC Global Inc.                                           84,179         1,010
  Millennium Chemicals, Inc.                                58,500           983
  PPG Industries, Inc.                                      18,500           983
* Freeport-McMoRan Copper &
    Gold Inc. Class B                                       63,800           903
  Fluor Corp.                                               16,100           849
* Inco Ltd.                                                 45,000           816
  The Timber Co.                                            14,200           420
  LTV Corp.                                                268,000            34

Producer Durables (0.8%)
Lockheed Martin Corp.                                       23,000           809
CNH Global NV                                               72,000           415
Technology (2.3%)
  Raytheon Co. Class A                                      37,200         1,096
* Dell Computer Corp.                                       31,000           813
* Sabre Holdings Corp.                                      13,730           685
  Hewlett-Packard Co.                                       20,600           586
* UNOVA, Inc.                                               31,900           102

Utilities (0.5%)
SBC Communications Inc.                                     18,716           772
Other (1.8%)
* Berkshire Hathaway Inc. Class B                              620         1,411
* FMC Corp.                                                 16,000         1,147
                                                                    ------------
                                                                          50,503
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $132,193)                                                        142,149
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
--------------------------------------------------------------------------------
* Siam Commercial Bank Cvt. Pfd.
  (Cost $65)                                               120,000            60
--------------------------------------------------------------------------------

                                                              Face
                                                            Amount
                                                             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.54%, 5/2/2001--Note F                                   $4,003         4,003
  4.56%, 5/2/2001                                            1,858         1,858
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $5,861)                                                            5,861
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
  (Cost $138,119)                                                        148,070
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       1,195
Liabilities--Note F                                                      (4,596)
                                                                    ------------
                                                                         (3,401)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 11,265,922 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $144,669
================================================================================

NET ASSET VALUE PER SHARE                                                 $12.84
================================================================================
 ^See Note A in Notes to Financial Statements.
 *Non-income-producing security.
  ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                            AMOUNT           PER
 GLOBAL EQUITY FUND                                          (000)         SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                           $130,795        $11.61
Undistributed Net
  Investment Income--Note D                                    773           .07
Accumulated Net Realized
  Gains--Note D                                              3,156           .28
Unrealized Appreciation
  (Depreciation)--Notes D and E
  Investment Securities                                      9,951           .88
  Foreign Currencies                                           (6)            --
--------------------------------------------------------------------------------
NET ASSETS                                                $144,669        $12.84
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                              GLOBAL EQUITY FUND
                                                 SIX MONTHS ENDED APRIL 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                             $1,486
  Interest                                                                   34
  Security Lending                                                           26
--------------------------------------------------------------------------------
    Total Income                                                          1,546
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               308
    Performance Adjustment                                                   38
  The Vanguard Group--Note C
    Management and Administrative                                           295
    Marketing and Distribution                                                8
  Custodian Fees                                                             26
  Auditing Fees                                                               5
  Shareholders' Reports                                                      11
--------------------------------------------------------------------------------
    Total Expenses                                                          691
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       855
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              3,189
  Foreign Currencies                                                        (28)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (3,161)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  (2,351)
  Foreign Currencies                                                         14
 -------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (2,365)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(6,381)
================================================================================
*Dividends are net of foreign withholding taxes of $92,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distrib-utions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          GLOBAL EQUITY FUND
                                                 -------------------------------
                                                    SIX MONTHS             YEAR
                                                         ENDED            ENDED
                                                 APR. 30, 2001    OCT. 31, 2000
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 855           $ 2680
  Realized Net Gain (Loss)                               3,161           13,688
  Change in Unrealized Appreciation (Depreciation)       2,365          (10,916)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          6,381            5,452
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (2,648)          (1,692)
  Realized Capital Gain                                (11,917)          (7,896)
--------------------------------------------------------------------------------
    Total Distributions                                (14,565)          (9,588)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                14,675           39,982
  Issued in Lieu of Cash Distributions                  13,636            9,016
  Redeemed*                                            (15,874)         (29,900)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                      12,437           19,098
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              4,253           14,962
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  140,416          125,454
--------------------------------------------------------------------------------
  End of Period                                       $144,669         $140,416
================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                 1,155            2,872
  Issued in Lieu of Cash Distributions                   1,131              656
  Redeemed                                              (1,262)          (2,184)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        1,024            1,344
================================================================================
*Net of redemption fees of $49,000 and $206,000, respectively.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                     GLOBAL EQUITY FUND
                                                                   YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD             APRIL 30, 2001      2000      1999       1998       1997     1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIO        $13.71    $14.10    $12.11     $12.79     $11.72   $10.08
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                       .08       .26       .20        .19        .19      .13
  Net Realized and Unrealized Gain
    (Loss) on Investments                     .48       .37      2.80       (.20)      1.21     1.58
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations          .56       .63      3.00       (.01)      1.40     1.71
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.26)     (.18)     (.26)      (.23)      (.14)    (.07)
  Distributions from Realized Capital
    Gains                                   (1.17)     (.84)     (.75)      (.44)      (.19)      --
-----------------------------------------------------------------------------------------------------
    Total Distributions                     (1.43)    (1.02)    (1.01)      (.67)      (.33)    (.07)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $12.84    $13.71    $14.10     $12.11     $12.79   $11.72
=====================================================================================================

TOTAL RETURN*                               4.76%     4.45%    26.52%      0.04%     12.19%   17.05%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $145     $140       $125       $121       $128      $99
  Ratio of Total Expenses to
    Average Net Assets                       0.99%**  0.70%      0.71%      0.68%      0.71%    0.85%
  Ratio of Net Investment Income to
    Average Net Assets                       1.23%**  1.88%     1.39%       1.47%      1.67%    1.53%
  Portfolio Turnover Rate                      24%**    31%       36%         34%        24%      29%
=====================================================================================================
 *Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Forward Currency Contracts: The fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the six months ended April 30, 2001, the advisory fee represented an effective annual basic rate of 0.44% of the fund's average net assets before an increase of $38,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 2001, the fund purchased $16,479,000 of investment securities and sold $18,759,000 of investment securities, other than temporary cash investments.
     During the six months ended April 30, 2001, the fund realized net foreign currency losses of $28,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.
     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. There was no unrealized appreciation on passive foreign investment company holdings at April 30, 2001. During the six months ended April 30, 2001, the fund realized gains on the sale of passive foreign investment companies of $35,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.
     During the six months ended April 30, 2001, the fund received securities with a value of $312,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has unrealized gains on these securities that are $312,000 greater than tax basis gains. These unrealized gains are included in distributable net investment income for tax purposes, and accordingly have been reclassified from unrealized appreciation to undistributed net investment income.

E. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $9,951,000, consisting of unrealized gains of $26,618,000 on securities that had risen in value since their purchase and $16,667,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency losses of $6,000 resulting from the translation of other assets and liabilities at April 30, 2001.

F. The market value of securities on loan to broker/dealers at April 30, 2001, was $3,853,000, for which the fund held cash collateral of $4,003,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE VANGUARD(R)
   FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
   Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
   Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
   Appreciation Fund
Tax-Managed Growth and
   Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
   Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
   Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
   Growth Fund
STAR (TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
   Treasury Fund
Admiral(TM) Long-Term
   Treasury Fund
Admiral(TM) Short-Term
   Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
   Tax-Exempt Fund
Intermediate-Term Bond
   Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
   Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
   (California, Florida, Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
   Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
   Funds (California, New Jersey,
   New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

                                                     [SHIP GRAPHIC]
                                                     THE VANGUARD GROUP(R) LOGO
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1292 062001